   As filed with the Securities and Exchange Commission on September 26, 1997

                                                SECURITIES ACT FILE NO. 33-53399
                                       INVESTMENT COMPANY ACT FILE NO. 811-07171
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Pre-Effective Amendment No.                         [ ]

                         Post-Effective Amendment No. 4                      [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                Amendment No. 6                              [X]

                        (Check appropriate box or boxes)
                            ------------------------

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              800 SCUDDERS MILL ROAD
              PLAINSBORO, NEW JERSEY                                      08536
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800
                                 ARTHUR ZEIKEL
                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

               COUNSEL FOR THE FUND:                            PHILIP L. KIRSTEIN, ESQ.
                 BROWN & WOOD LLP                            MERRILL LYNCH ASSET MANAGEMENT
              ONE WORLD TRADE CENTER                                  P.O. BOX 9011
           NEW YORK, NEW YORK 10048-0557                    PRINCETON, NEW JERSEY 08543-9011
       ATTENTION: THOMAS R. SMITH, JR., ESQ.
             BRIAN M. KAPLOWITZ, ESQ.

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                 [X]  immediately upon filing pursuant to paragraph (b)
                 [ ]  on (date) pursuant to paragraph (b)
                 [ ]  60 days after filing pursuant to paragraph (a)
                 [ ]  on (date) pursuant to paragraph (a)(1)
                 [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     [ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON AUGUST 22, 1997.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                        AMOUNT OF     PROPOSED MAXIMUM   PROPOSED MAXIMUM
         TITLE OF SECURITIES           SHARES BEING    OFFERING PRICE       AGGREGATE          AMOUNT OF
          BEING REGISTERED              REGISTERED        PER UNIT        OFFERING PRICE    REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Shares of Common Stock (par value
  $.10 per share)....................    5,468,396         $11.03           $ 329,996*            $100
============================================================================================================


*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 6,318,839 shares of Common Stock.


 (3) 880,361 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.


 (4) 5,438,478 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

================================================================================

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                          LOCATION
-------------                                           ---------------------------------------
PART A
  Item 1.      Cover Page.............................  Cover Page
  Item 2.      Synopsis...............................  Prospectus Summary; Fee Table; Merrill
                                                          Lynch Select Pricing(SM) System
  Item 3.      Condensed Financial Information........  Financial Highlights
  Item 4.      General Description of Registrant......  Investment Objective and Policies;
                                                          Additional Information
  Item 5.      Management of the Fund.................  Fee Table; Management of the Fund;
                                                        Inside Back Cover Page
  Item 5A.     Management's Discussion of Fund
                 Performance..........................  Not Applicable
  Item 6.      Capital Stock and Other Securities.....  Cover Page; Additional Information
  Item 7.      Purchase of Securities Being Offered...  Cover Page; Fee Table; Merrill Lynch
                                                        Select Pricing(SM) System; Purchase of
                                                          Shares; Shareholder Services;
                                                          Additional Information; Inside Back
                                                          Cover Page
  Item 8.      Redemption or Repurchase...............  Fee Table; Merrill Lynch Select
                                                        Pricing(SM) System; Purchase of Shares;
                                                          Redemption of Shares
  Item 9.      Pending Legal Proceedings..............  Not Applicable

PART B
  Item 10.     Cover Page.............................  Cover Page
  Item 11.     Table of Contents......................  Back Cover Page
  Item 12.     General Information and History........  Not Applicable
  Item 13.     Investment Objective and Policies......  Investment Objective and Policies;
                                                          Investment Restrictions
  Item 14.     Management of the Fund.................  Management of the Fund
  Item 15.     Control Persons and Principal Holders
                 of Securities........................  Management of the Fund; Additional
                                                          Information
  Item 16.     Investment Advisory and Other
                 Services.............................  Management of the Fund; Purchase of
                                                          Shares; General Information
  Item 17.     Brokerage Allocation and Other
                 Practices............................  Portfolio Transactions
  Item 18.     Capital Stock and Other Securities.....  General Information -- Description of
                                                        Shares
  Item 19.     Purchase, Redemption and Pricing of
                 Securities Being Offered.............  Purchase of Shares; Redemption of
                                                        Shares; Determination of Net Asset
                                                          Value; Shareholder Services
  Item 20.     Tax Status.............................  Distributions and Taxes
  Item 21.     Underwriters...........................  Purchase of Shares
  Item 22.     Calculation of Performance Data........  Performance Data
  Item 23.     Financial Statements...................  Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

SEPTEMBER 26, 1997


                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


    Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is a diversified, open-end management investment company that seeks long-term growth of capital by investing primarily in a portfolio of equity securities of issuers with relatively small market capitalizations ("SmallCap Issuers") located in various foreign countries and in the United States. Under normal market conditions, the Fund expects to invest at least 66% of its total assets in equity securities of SmallCap Issuers. While the Fund expects to invest primarily in equity securities of SmallCap Issuers, the Fund reserves the right to invest up to 34% of its total assets, under normal market conditions, in equity securities of issuers having larger individual market capitalizations and in debt securities. It is anticipated that a substantial portion of the Fund's total assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its total assets also may be invested in developing countries. The Fund may employ a variety of investments and techniques including derivative investments to hedge against market and currency risk or to gain exposure to equity markets. There can be no assurance that the Fund's investment objective will be achieved. Investments on an international basis in foreign securities markets involve certain risk factors, as do investments in SmallCap Issuers. See "Risk Factors and Special Considerations" on page 12, herein. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 16.

                            ------------------------

    Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select Pricing(SM) System" on page 6.


    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                            ------------------------


    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated September 26, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                        CLASS A(A)                  CLASS B(B)                      CLASS C         CLASS D
                                        ----------     -------------------------------------  --------------------  --------
SHAREHOLDER TRANSACTION EXPENSES:

  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price)...................  5.25%(c)                       None                           None          5.25%(c)
  Sales Charge Imposed on Dividend
    Reinvestments.....................    None                         None                           None            None
  Deferred Sales Charge (as a
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower)...............   None(d)            4.0% during the first year,       1.0% for one year(f)  None(d)
                                                             decreasing 1.0% annually
                                                                thereafter to 0.0%
                                                             after the fourth year(e)
  Exchange Fee........................    None                         None                           None            None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees(g)..................    0.85%                        0.85%                         0.85%           0.85%
  Rule 12b-l Fees(h):
    Account Maintenance Fees..........    None                         0.25%                         0.25%           0.25%
    Distribution Fees.................    None                         0.75%                         0.75%            None
                                                        (Class B shares convert to Class D
                                                            shares automatically after
                                                        approximately eight years and cease
                                                        being subject to distribution fees)
Other Expenses:
    Custodial Fees....................    .15%                         .15%                           .15%            .15%
    Shareholder Servicing Costs(i)....    .18%                         .23%                           .25%            .20%
    Other.............................    .35%                         .35%                           .35%            .35%
                                         ------                        -----                         -----           -----
      Total Other Expenses............    .68%                         .73%                           .75%            .70%
                                         ------                        -----                         -----           -----
Total Fund Operating Expenses.........    1.53%                        2.58%                         2.60%           1.80%
                                         ======                        =====                         =====           =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 30 and "Shareholder Services -- Fee-Based Programs" -- page 41.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 32.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D
    Shares" -- page 30.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 41.


(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 41.


(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 41.


(g) See "Management of the Fund -- Management and Advisory Arrangements" -- page 25.


(h) See "Purchase of Shares -- Distribution Plans" -- page 35.


(i) See "Management of the Fund -- Transfer Agency Services" -- page 27.

EXAMPLE:


                                                                    CUMULATIVE EXPENSES PAID
                                                                       FOR THE PERIOD OF:
                                                            ----------------------------------------
                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                            ------    -------    -------    --------
    An investor would pay the following expenses on a
      $1,000 investment including the maximum $52.50
      initial sales charge (Class A and Class D shares
      only) and assuming (1) the Total Fund Operating
      Expenses for each class set forth on page 2, (2) a
      5% annual return throughout the periods and (3)
      redemption at the end of the period (including any
      applicable CDSC for Class B and Class C shares):
         Class A.........................................    $ 67      $  98      $ 132       $225
         Class B.........................................    $ 66      $ 100      $ 137       $272*
         Class C.........................................    $ 36      $  81      $ 138       $293
         Class D.........................................    $ 70      $ 106      $ 145       $253
    An investor would pay the following expenses on the
      same $1,000 investment assuming no redemption at
      the end of the period:
         Class A.........................................    $ 67      $  98      $ 132       $225
         Class B.........................................    $ 26      $  80      $ 137       $272*
         Class C.........................................    $ 26      $  81      $ 138       $293
         Class D.........................................    $ 70      $ 106      $ 145       $253


     -------------------------
     * Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

THE FUND

     Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is a diversified, open-end management investment company.

INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of SmallCap Issuers located in various foreign countries and in the United States. Under normal market conditions, the Fund expects to invest at least 66% of its total assets in equity securities of SmallCap Issuers. The Fund applies U.S. size standards in determining SmallCap Issuers, and based on recent U.S. share prices, the Fund presently considers SmallCap Issuers to be issuers with individual market capitalizations of no greater than $1 billion. However, the Fund presently anticipates that it will invest primarily in SmallCap Issuers having market capitalizations of $750 million or less (determined at the time of purchase). Under normal market conditions, the Fund also may invest up to 34% of its total assets in equity securities of issuers with individual market capitalizations of greater than $1 billion ("LargeCap Issuers") and in debt securities. The Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.


     It is anticipated that a substantial portion of the Fund's total assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its total assets also may be invested in developing countries. While investments in markets of developing countries are subject to considerable risks (see "Risk Factors and Special Considerations"), the Fund believes that recent developments, including liberalization of government policies, development of labor-intensive, export-oriented industries and rapid growth of securities markets, in such developing countries could present attractive investment opportunities.


     The Fund is authorized to employ a variety of investment techniques to hedge against market and currency risks. However, the Fund may not necessarily be engaging in hedging activities when market or currency movements occur. See "Investment Objective and Policies."


RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investments in securities of SmallCap Issuers involve special considerations and risks not typically associated with investments in securities of LargeCap Issuers, including risks associated with limited product lines, markets or financial and management resources; risks associated with lesser frequency and volume of trading of stocks of SmallCap Issuers as compared to LargeCap Issuers and the greater effect of abrupt or erratic price movements on SmallCap Issuers; and risks associated with the sensitivity of SmallCap Issuers to market changes.

     In addition, investments in securities of issuers located in various foreign countries involve special considerations and risks not typically associated with investments in securities of U.S. issuers, including the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with undeveloped economies of developing countries, including significant political and social uncertainties, government involvement in the economies, overburdened infrastructures, archaic legal systems, environmental problems, and obsolete financial systems. See "Risk Factors and Special Considerations."


THE MANAGER


     Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM") acts as a manager for the Fund and provides the Fund with management services. Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.") and an affiliate of the Manager, acts as the sub-adviser for the Fund and provides investment advisory services to the Manager with respect to the Fund. The Manager or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for over 140 registered investment companies. The Manager and FAM also offer portfolio management and portfolio analysis services to individuals and institutions. As of August 31, 1997, the Manager and FAM had a total of approximately $267.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager. See "Management of the Fund -- Management and Advisory Arrangements."


PURCHASE AND REDEMPTION OF SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. See "Merrill Lynch Select Pricing(SM) System" and "Purchase of Shares."


DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute substantially all of its net investment income. Dividends from such net investment income are paid at least annually. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Additional Information -- Dividends and Distributions."


DETERMINATION OF NET ASSET VALUE


     The net asset value of the Fund is determined by the Manager once daily as of 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., New York time), on each day during which the NYSE is open for trading. See "Additional Information -- Determination of Net Asset Value."

                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or FAM, an affiliate of MLAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."



     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A         Maximum 5.25% initial          No            No                    No
                 sales charge(2)(3)
-------------------------------------------------------------------------------------------------
     B       CDSC for a period of four       0.25%         0.75%         B shares convert to
              years, at a rate of 4.0%                                  D shares automatically
               during the first year,                                    after approximately
            decreasing 1.0% annually to                                     eight years(5)
                      0.0%(4)
-------------------------------------------------------------------------------------------------
     C       1.0% CDSC for one year(6)       0.25%         0.75%                  No
-------------------------------------------------------------------------------------------------
     D         Maximum 5.25% initial         0.25%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------

---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase

Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.


     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended June 30, 1997, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.


     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.


                                                           CLASS A                                      CLASS B
                                           ----------------------------------------     ----------------------------------------
                                              FOR THE YEAR         FOR THE PERIOD           FOR THE YEAR         FOR THE PERIOD
                                             ENDED JUNE 30,      OCTOBER 21, 1994+         ENDED JUNE 30,       AUGUST 5, 1994+
                                           -------------------      TO JUNE 30,         ---------------------     TO JUNE 30,
                                           1997++       1996            1995             1997++        1996           1995
                                           -------     -------   ------------------     --------     --------   ----------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $ 10.86     $  8.92        $   9.82          $  10.71     $   8.84       $  10.00
                                           -------     -------        --------          --------     --------       --------
Investment income (loss)--net...........       .01         .13             .04              (.10)        (.06)           .01
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net.....................       .72        1.97            (.93)              .72         2.04          (1.16)
                                           -------     -------        --------          --------     --------       --------
Total from investment operations........       .73        2.10            (.89)              .62         1.98          (1.15)
                                           -------     -------        --------          --------     --------       --------
Less dividends and distributions:
    Investment income--net..............      (.09)       (.10)             --              (.06)        (.05)            --
    In excess of investment
      income--net.......................      (.22)         --              --              (.14)          --             --
    Realized gain on investments--net...      (.59)       (.06)             --              (.59)        (.06)            --
    In excess of realized gain on
      investments--net..................        --          --            (.01)               --           --           (.01)
                                           -------     -------        --------          --------     --------       --------
Total dividends and distributions.......      (.90)       (.16)           (.01)             (.79)        (.11)          (.01)
                                           -------     -------        --------          --------     --------       --------
Net asset value, end of period..........   $ 10.69     $ 10.86        $   8.92          $  10.54     $  10.71       $   8.84
                                           =======     =======        =========         ========     ========       =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......     7.53%      23.87%          (9.11%)#           6.47%       22.57%        (11.55%)#
                                           =======     =======        =========         ========     ========       =========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................     1.53%       1.55%           1.62%*            2.58%        2.61%          2.56%*
                                           =======     =======        =========         ========     ========       =========
Investment income (loss)--net...........      .13%        .46%           1.06%*           (1.00%)       (.66%)          .10%*
                                           =======     =======        =========         ========     ========       =========
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................   $ 5,508     $ 3,083        $  5,992          $111,261     $131,656       $132,296
                                           =======     =======        =========         ========     ========       =========
Portfolio turnover......................    63.17%      60.33%          47.96%            63.17%       60.33%         47.96%
                                           =======     =======        =========         ========     ========       =========
Average commission rate paid##..........   $ .0104     $ .0011              --          $  .0104     $  .0011             --
                                           =======     =======        =========         ========     ========       =========


---------------


   * Annualized.
  ** Total investment returns exclude the effects of sales loads.
   # Aggregate total investment return.
  ## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid"
     includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
   + Commencement of Operations.
  ++ Based on average shares outstanding during the period.

                    CLASS C                                     CLASS D
    ----------------------------------------     --------------------------------------
       FOR THE YEAR         FOR THE PERIOD          FOR THE YEAR        FOR THE PERIOD
      ENDED JUNE 30,      OCTOBER 21, 1994+        ENDED JUNE 30,      AUGUST 5, 1994+
    -------------------      TO JUNE 30,         -------------------     TO JUNE 30,
    1997++       1996            1995            1997++       1996           1995
    -------     -------   ------------------     -------     -------   ----------------
    $ 10.71     $  8.84        $   9.80          $ 10.83     $  8.91       $  10.00
    -------     -------        --------          -------     -------       --------
       (.10)       (.05)            .01             (.02)        .02            .08
        .71        2.03            (.96)             .72        2.05          (1.16)
    -------     -------        --------          -------     -------       --------
        .61        1.98            (.95)             .70        2.07          (1.08)
    -------     -------        --------          -------     -------       --------
       (.06)       (.05)             --             (.08)       (.09)            --
       (.15)         --              --             (.20)         --             --
       (.59)       (.06)             --             (.59)       (.06)            --
         --          --            (.01)              --          --           (.01)
    -------     -------        --------          -------     -------       --------
       (.80)       (.11)           (.01)            (.87)       (.15)          (.01)
    -------     -------        --------          -------     -------       --------
    $ 10.52     $ 10.71        $   8.84          $ 10.66     $ 10.83       $   8.91
    =======     =======   ==============         =======     =======   =============
      6.38%      22.56%          (9.75%)#          7.27%      23.50%        (10.85%)#
    =======     =======   ==============         =======     =======   =============
      2.60%       2.63%           2.66%*           1.80%       1.83%          1.77%*
    =======     =======   ==============         =======     =======   =============
     (1.00%)      (.64%)           .20%*           (.21%)       .10%           .90%*
    =======     =======   ==============         =======     =======   =============
    $ 5,962     $ 5,753        $  4,924          $19,441     $22,593       $ 23,928
    =======     =======   ==============         =======     =======   =============
     63.17%      60.33%          47.96%           63.17%      60.33%         47.96%
    =======     =======   ==============         =======     =======   =============
    $ .0104     $ .0011              --          $ .0104     $ .0011             --
    =======     =======   ==============         =======     =======   =============

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investing in SmallCap Issuers. Under normal market conditions, the Fund expects to invest at least 66% of its assets in equity securities of SmallCap Issuers. Based on recent U.S. share prices, the Fund considers SmallCap Issuers to be issuers with individual market capitalizations of no greater than $1 billion (determined at the time of purchase). While the SmallCap Issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than LargeCap Issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.

     International Investing. International investments involve certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

     Most of the securities held by the Fund will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Moreover, because the Fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), the Fund can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

     Foreign financial markets often have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

     A significant portion of the Fund's assets may be invested in the developing countries of the world, including, but not limited to, countries located in Eastern Europe, Latin America and the Far East. The risks noted above as well as in "Restrictions on Foreign Investment" below are often heightened for investments in developing countries, which may increase the volatility of the Fund's net asset value.

     Certain developing countries are especially large debtors. Trading in debt obligations ("sovereign debt obligations") issued or guaranteed by developing governments or their agencies and instrumentalities ("foreign governmental entities") involves a high degree of risk. The foreign governmental entity that controls the repayment of sovereign debt obligations may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A foreign governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, the foreign governmental entity's dependence on expected disbursements from third parties, the foreign governmental entity's policy toward the International Monetary Fund and the political constraints to which a foreign governmental entity may be subject. As a result, foreign governmental entities may default on their sovereign debt obligations. Holders of sovereign debt obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to foreign governmental entities. In the event of a default by a foreign governmental entity, the Fund may have few or no effective legal remedies.

     The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts may not be obligated to report financial information comparable to domestic issuers in the United States and, therefore, there may be less information available regarding such issuers. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above.

     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities which may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain countries, as well as limitations on such investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets which are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

     A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     Investing in Debt Securities; No Rating Criteria for Debt
Securities. While the Fund intends to invest primarily in equity securities, the Fund reserves the right to invest up to 34% of its total assets, under normal market conditions, in debt securities, including high yield/high risk securities (as defined below), foreign sovereign debt obligations, debt obligations of the U.S. government or its political subdivisions ("U.S. Government Obligations") and short-term securities such as money market securities or commercial paper. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality ("high yield/high risk securities") are predominately speculative with respect to the capacity to pay interest and to repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. The Fund is not authorized to purchase debt securities that are in default, except for sovereign debt obligations, and may invest no more than 5% of its total assets in sovereign debt obligations which are in default. Certain of the sovereign debt obligations in which the Fund may invest may involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be no liquid secondary trading market for such securities. The Fund may invest up to 5% of its total assets in sovereign debt obligations that are in default. Whenever, in the judgment of the Manager, market or economic conditions warrant, the Fund may invest, for temporary defensive purposes, up to 100% of the Fund's total assets in the debt securities discussed above. See "Investment Objective and Policies -- Characteristics of Certain Debt Securities."



     Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. For a further discussion of these investments and their attendant risks, see "Investment Objective and Policies -- Other Investment Policies and Practices -- Portfolio Strategies Involving Options, Futures and Forward Foreign Exchange Transactions" and "Appendix A -- Investment Practices Involving the Use of Indexed Securities, Options, Futures, Swaps and Foreign Exchange." Management of the Fund believes the above investments are appropriate for the Fund.



     Borrowing. The Fund may borrow up to 33 1/3% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.


     Fees and Expenses. The management fee (at the annual rate of 0.85% of the Fund's average daily net assets) and other operating expenses of the Fund may be higher than the management fees and operating expenses of other mutual funds managed by the Manager and other investment advisers or of investment companies investing exclusively in the U.S. securities market.

     Other Special Considerations. The Fund may invest up to 15% of its net assets in illiquid investments which includes securities for which there is no readily available market.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek to provide long-term growth of capital by investing primarily in equity securities of SmallCap Issuers located in various foreign countries and in the United States. Under normal conditions, at least 66% of the Fund's total assets will be invested in equity securities of SmallCap Issuers. The Fund applies U.S. size standards in determining SmallCap Issuers, and based on recent U.S. share prices, the Fund presently considers SmallCap Issuers to be issuers with individual market capitalizations of no greater than $1 billion. However, the Fund presently intends to invest primarily in SmallCap Issuers with capitalizations of $750 million or less. The Fund does not generally expect to invest in SmallCap Issuers whose market capitalizations are less than $50 million. Because the Fund is permitted to apply the U.S. size standard on a global basis, it may invest in issuers that might in some countries rank among the largest companies in terms of capitalization. While the Fund expects to invest primarily in equity securities of SmallCap Issuers, the Fund may invest up to 34% of its total assets, under normal market conditions, in equity securities of LargeCap Issuers and in debt securities. For purposes of the above, market capitalizations are determined at the time of purchase. There can be no assurance that the Fund's investment objective will be achieved. The investment objective of the Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund may employ a variety of investments and techniques to hedge against market and currency risk.


     The Fund's investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock, rights to subscribe for common stock and other securities the return on which is determined by the performance of a common stock or a basket or index of common stocks (collectively "equity securities"). The Manager believes that the equity securities of specific SmallCap Issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of SmallCap Issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. However, investments in SmallCap Issuers may involve greater risks. See "Risk Factors and Special Considerations." The Fund may invest in securities of SmallCap Issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position; in securities of relatively more developed companies that the Manager believes will experience above-average earnings growth or will receive greater market recognition; and, in securities of mature companies that the Manager believes to be relatively undervalued in the marketplace. The Fund's investment policy is further based on the belief that investment opportunities change rapidly, not only from company to company and from industry to industry, but also from one national economy to another. Accordingly, the Fund will invest in a global portfolio of equity securities of SmallCap Issuers located throughout the world. However, investments in foreign markets may involve greater risks. See "Risk Factors and Special Considerations."


     Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in equity securities of LargeCap Issuers and in debt securities. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being invested to a greater degree in equity securities of SmallCap Issuers. The Fund, however, will make such temporary defensive investments only to the extent management of the Fund believes temporary defensive investments present less risk than the types of investments in which the Fund normally invests.

     Under normal conditions, at least 66% of the Fund's total assets will be invested in the securities of issuers from at least three different countries. While there are no prescribed limits on the geographic allocation of the Fund's investments, management of the Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. However, for the reasons stated below, management of the Fund will give special attention to investment opportunities in the developing countries of the world, including, but not limited to, Eastern Europe, Latin America and the Far East. It is presently anticipated that a significant portion of the Fund's assets may be invested in such developing countries.


     The allocation of the Fund's assets among the various foreign securities markets will be determined by the Manager based primarily on an assessment of the relative condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Within such allocations, the Manager will seek to identify equity investments in each market which are expected to provide a total return which equals or exceeds the return of such market as a whole.


     A significant portion of the Fund's assets may be invested in developing countries. This allocation of the Fund's assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called "emerging" countries, developing more market-oriented economies may experience relatively high rates of economic growth.

     In accordance with the foregoing, the Fund may purchase securities issued by United States or foreign corporations or financial institutions. The Fund also may purchase securities issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities") or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies ("supranational entities").

     As a result of its global investment focus, the Fund may invest in securities denominated in any currency or multinational currency unit. An illustration of a multinational currency unit is the European Currency Unit ("ECU") which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community, a Western European economic cooperative association including France, Germany, the Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities (described further below), in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated security issued by a United States corporation. Such investments involve risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

     While the Fund intends to invest primarily in equity securities of domestic and foreign SmallCap Issuers, the Fund also may invest up to 34% of its total assets in debt securities, including high yield/high risk securities, foreign sovereign debt obligations, U.S. Government Obligations and short-term securities including money market securities or commercial paper. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. See "Characteristics of Certain Debt Securities" below.

     The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. The Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such securities.

DESCRIPTION OF CERTAIN INVESTMENTS

     Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, the Fund will not invest more than 15% of its net assets in securities subject to contractual restrictions on resale, or otherwise restricted securities, unless the Fund's Board of Directors determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

CHARACTERISTICS OF CERTAIN DEBT SECURITIES

     No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. High yield/high risk securities are predominantly speculative with respect to the capacity to pay interest and to repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Statement of Additional Information -- Appendix" for additional information regarding ratings of debt securities. These securities are commonly referred to as "junk" bonds. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund is not authorized to purchase debt securities that are in default, except for sovereign debt obligations (discussed below). The Fund may invest no more than 5% of its total assets in sovereign debt obligations which are in default.

     The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.


     The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Fund's Directors, or the Manager, will carefully consider the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available.


     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

     Foreign Sovereign Debt. Certain developing countries owe significant amounts of debt to commercial banks and foreign governments. Investment in sovereign debt obligations of such countries, in particular, involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt obligations.

     Holders of sovereign debt obligations, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer of a sovereign debt obligation, the Fund may have few or no effective legal remedies for collecting on such debt.

     Certain of the sovereign debt obligations in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of such sovereign debt obligations because there may be a thin trading market for such securities. The Fund will not invest more than 5% of its total assets in sovereign debt obligations which are in default.


     Supranational Entities. The Fund also may invest in debt securities of supranational entities as defined above. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


     United States Government Obligations. United States Government Obligations in which the Fund may invest include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related or asset-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

     In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of the mortgage-related securities. (Asset-backed securities, other than those backed by home equity loans, generally do not prepay in response to changes in interest rates but may be subject to prepayment in response to other factors.) Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for securities purchased at a discount. The Fund may purchase mortgage-related (and asset-backed) securities at a premium or at a discount.

OTHER INVESTMENT POLICIES AND PRACTICES

     Portfolio Strategies Involving Options, Futures and Forward Foreign Exchange Transactions. The Fund may use certain derivative instruments, including indexed and inverse securities, options, futures and swaps, and engage in foreign exchange transactions. Transactions involving such instruments expose the Fund to certain risks. The Fund's use of these instruments and the associated risks are described in detail in Appendix A attached to this Prospectus.


     Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations." In executing portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Fund may invest in certain securities traded in the OTC market and, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.



     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.


     There can be no assurance that the securities purchased on a when-issued basis or purchased or sold for delayed delivery will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. The Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.


     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its assets taken at the time of acquisition of such a commitment. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This insulates the Fund from market fluctuations during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions which
(i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. The Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

INVESTMENT RESTRICTIONS


     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (excluding the U.S. Government and its agencies or instrumentalities).



     As another non-fundamental policy, the Fund will not invest in securities which are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or that are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

     Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     While the Fund may not purchase illiquid securities in an amount exceeding 15% of its net assets, the Fund may purchase without regard to that limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:

     ARTHUR ZEIKEL* -- President of the Manager and its affiliate, FAM;
        President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Distributor.

     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive
        Officer of Grey Advertising Inc.

     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST -- Dean Emeritus, New York University Leonard N. Stern
        School of Business Administration.

     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential
        Insurance Company of America.
---------------

* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager acts as the investment adviser of the Fund and provides the Fund with management and investment advisory services. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager, or its affiliate, FAM, acts as the investment adviser to more than 140 registered investment companies and provides investment advisory services to individual and institutional accounts. As of August 31, 1997, the Manager and FAM had a total of approximately $267.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.



     The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As provided in the Management Agreement, the Manager receives for its services to the Fund monthly compensation at the rate of 0.85% of the average daily net assets of the Fund. For the fiscal year ended June 30, 1997, the fee paid by the Fund to the Manager was $1,260,012 (based upon average daily net assets of approximately $147.4 million).


     The Management Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.


     Also, the Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. For the fiscal year ended June 30, 1997, MLAM paid MLAM U.K. a fee of $144,451 pursuant to such agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     The Fund pays certain expenses incurred in its operations, including, among other things, the management fees; legal and audit fees; unaffiliated Directors' fees and expenses; registration fees; custodian and transfer agency fees; accounting and pricing costs; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended June 30, 1997, the Fund reimbursed the Manager $123,555 for accounting services. For the same fiscal year the ratio of total expenses to average net assets was 1.53%, 2.58%, 2.60% and 1.80% for Class A, Class B, Class C and Class D shares, respectively.

     Decisions concerning the allocation of the Fund's assets among the three prime regions outside the United States (i.e., Europe, Latin America and the Pacific Basin) will be centralized in London, with country and individual security decisions made in both London and Princeton, New Jersey. Information about the persons associated with the Manager who are primarily responsible for the day-to-day management of the Fund's investment portfolio and their titles and business experience during the past five years is set forth below:


     HUBERTUS AARTS -- Vice President of the Fund -- Vice President and Portfolio Manager with MLAM U.K. since 1995. Previously Mr. Aarts was Portfolio Manager with Mees Pierson and with its predecessor, Pierson Heldring & Pierson. Mr. Aarts is primarily responsible for the Fund's European investments.


     ANDREW JOHN BASCAND -- Vice President of the Fund -- Director of MLAM U.K. since 1993 and Director of Merrill Lynch Global Asset Management Limited ("MLGAM") since 1994. Previously, Mr. Bascand was with A.M.P. Asset Management plc in London and had previously served as Chief Economist with A.M.P. Investments (NZ) in New Zealand. He has served as Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand and as Research Officer of the Bank of England's International Department. Mr. Bascand is the Asset Allocator for the Fund and, as such, is primarily responsible for determining the allocation of the Fund's assets among world markets.


     R. ELISE BAUM -- Vice President of the Fund -- Vice President of the Manager since 1995; employee of the Manager since 1992. Ms. Baum is primarily responsible for investments in North America.



     A. GRACE PINEDA -- Vice President of the Fund -- First Vice President of the Manager since 1997; Vice President of the Manager from 1989 to 1997. Ms. Pineda is primarily responsible for investments in Latin America.



     JAMES E. RUSSELL -- Vice President of the Fund -- First Vice President of the Manager since 1997; Vice President of the Manager from 1992 to 1997; Manager, Foreign Investments, Taylor & Co. from 1990 to 1992; Vice President, Merrill Lynch Japan, Inc. from 1989 to 1990. Mr. Russell is primarily responsible for investments in Japan.


CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.


     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class on a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended June 30, 1997, the Fund paid the Transfer Agent $331,495 pursuant to the Transfer Agency Agreement.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Manager and of Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.



     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the NYSE (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 6.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except the Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC's and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A      Maximum 5.25% initial sales       No            No                    No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------
     B       CDSC for a period of four       0.25%         0.75%     B shares convert to D shares
              years, at a rate of 4.0%                                   automatically after
               during the first year,                                approximately eight years(5)
            decreasing 1.0% annually to
                      0.0%(4)
-------------------------------------------------------------------------------------------------
     C       1.0% CDSC for one year(6)       0.25%         0.75%                  No
-------------------------------------------------------------------------------------------------
     D      Maximum 5.25% initial sales      0.25%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Certain Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans and fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.


                                                                         SALES LOAD AS       DISCOUNT TO
                                                      SALES LOAD AS      PERCENTAGE* OF    SELECTED DEALERS
                                                      PERCENTAGE OF      THE NET AMOUNT    AS PERCENTAGE OF
                AMOUNT OF PURCHASE                  THE OFFERING PRICE      INVESTED      THE OFFERING PRICE
--------------------------------------------------  ------------------   --------------   ------------------
Less than $25,000.................................     5.25    %           5.54   %          5.00    %
$25,000 but less than $50,000.....................     4.75                4.99              4.50
$50,000 but less than $100,000....................     4.00                4.17              3.75
$100,000 but less than $250,000...................     3.00                3.09              2.75
$250,000 but less than $1,000,000.................     2.00                2.04              1.80
$1,000,000 and over**.............................     0.00                0.00              0.00


---------------
 * Rounded to the nearest one-hundredth percent.


** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.


     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.


     During the fiscal year ended June 30, 1997, the Fund sold 640,103 Class A shares for aggregate net proceeds to the Fund of $6,302,473. The gross sales charges for the sale of its Class A shares for the year were $104, of which $4 and $100 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended June 30, 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.



     During the fiscal year ended June 30, 1997, the Fund sold 599,650 Class D shares for aggregate net proceeds to the Fund of $6,180,271. The gross sales charges for the sale of its Class D shares for the year were $31,566, of which $1,954 and $29,612 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended June 30, 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.


     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign owned banking institutions provided that the program or the branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. Class A shares are also offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."



     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.



     Class D shares are also offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Additional information concerning these reduced initial sales charges, including information regarding investment by employer-sponsored retirement and savings plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years after purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                                CLASS B
                                                                               CDSC AS A
                                 YEAR SINCE                                  PERCENTAGE OF
                                  PURCHASE                                   DOLLAR AMOUNT
                                PAYMENT MADE                               SUBJECT TO CHARGE
    ---------------------------------------------------------------------  -----------------
    0-1..................................................................     4.00%
    1-2..................................................................     3.00%
    2-3..................................................................     2.00%
    3-4..................................................................     1.00%
    4 and thereafter.....................................................     0.00%


For the fiscal year ended June 30, 1997, the Distributor received CDSCs of $424,847 with respect to redemptions of Class B shares. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for any Class B shares purchased within qualifying Employee Access(SM) Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services."

     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs." For the fiscal year ended June 30, 1997, the Distributor received CDSCs of $2,530 with respect to redemptions of Class C shares.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a

Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.



     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended June 30, 1997, the Fund paid the Distributor $1,184,206 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $117.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1997, the Fund paid the Distributor $56,970 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $5.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1997, the Fund paid the Distributor $51,012 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $20.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.



     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation. At December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $2,427,000 (2.07% of Class B net assets at that date). As of June 30, 1997, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $2,224,166 (2.00% of Class B net assets at that date). At December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues by approximately $78,000 (1.38% of Class C net assets at that date). As of June 30, 1997, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $83,168 (1.39% of Class C net assets at that date).


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth above under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branches and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.



     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.


     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT



     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.



SYSTEMATIC WITHDRAWAL PLANS



     A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
"-- Contingent Deferred Sales Charges -- Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives-Class B and C
Shares -- Conversion of Class B Shares to Class D Shares."



AUTOMATIC INVESTMENT PLANS



     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS



     All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on accounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.



EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.


     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge, or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Fund at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.


     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class.


     Gains or losses attributable to foreign currency gains or losses from certain forward contracts may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other ordinary income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in Fund shares for Federal income tax purposes, and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (provided such shares were held as a capital asset). For a detailed discussion of Federal tax considerations relevant to foreign currency transactions, see "Additional Information -- Taxes."


TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.



     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gains. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.


     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (provided the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period for the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all the classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading or on any other day on which there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. The net asset value is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Services Pricing(SM) Service ("MLSPS") an affiliate of the Manager, to provide certain securities prices for the Fund. During the fiscal year ended June 30, 1997, the Fund did not pay MLSPS a fee for such service.


     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.


     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the

Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

ORGANIZATION OF THE FUND


     The Fund was incorporated under Maryland law on April 12, 1994. As of the date of this Prospectus, the Fund has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. In addition, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if such request is in compliance with applicable Maryland law. The Fund will assist in shareholder communications in the manner described in Section 16(c) of the Investment Company Act. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the distribution of the shares of a class will be borne solely by such class.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                  P.O. Box 45289
                  Jacksonville, FL 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                   APPENDIX A

     INVESTMENT PRACTICES INVOLVING THE USE OF INDEXED SECURITIES, OPTIONS,
                      FUTURES, SWAPS AND FOREIGN EXCHANGE


     The Fund is authorized to use certain derivative instruments, including indexed and inverse securities, options, futures, and swaps, and to purchase and sell foreign exchange, as described below. Such instruments are referred to collectively herein as "Strategic Instruments."


INDEXED AND INVERSE SECURITIES

     The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Purchasing Options. The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund purchases a put option, in consideration for making an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

     The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund writes a call option, in return for receiving an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

     The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.


     Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures, Swaps and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.


     Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

FUTURES

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

SWAPS


     The Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.


     The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

FOREIGN EXCHANGE TRANSACTIONS


     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.


     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.


     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.



     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Options on Securities and Securities Indices -- Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

     The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.


     Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES, SWAPS AND CURRENCY INSTRUMENTS

     Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

     Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS


     Certain Strategic Instruments traded in OTC markets, including indexed securities, swaps and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.


     The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).


     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement.


ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

     The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

                     [This page intentionally left blank.]

    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

[ ] Class A shares   [ ] Class B shares   [ ] Class C shares  [ ] Class D shares


of Merrill Lynch Global SmallCap Fund, Inc., and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

1. .................................       4. ..................................

2. .................................       5. ..................................

3. ................................        6. ..................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.........................................................................

 ......................................................Date .....................
                                        (Zip Code)

Occupation .........................................


 ...................................................
                 Signature of Owner

Occupation .........................................   Name and Address of Employer.................................................

                                                       .............................................................................

                                                       .............................................................................

 ...................................................    .............................................................................

                 Signature of Owner                                           Signature of Co-Owner (if any)


(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  [ ]     Reinvest                             SELECT  [ ]     Reinvest
                        ONE:    [ ]      Cash                                ONE:    [ ]      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [ ] Check or [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global SmallCap Fund, Inc. Authorization Form.

Specify type of account (check one) [ ] checking [ ] savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number ............................... Account Number......................

Bank Address....................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor..........................................................

Signature of Depositor ..........................  Date ........................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

  MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                 (CONTINUED)

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            --------------------------------------------------------


            --------------------------------------------------------
            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional
Information -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service (the "IRS") has notified me that I am no longer subject thereto.

INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)


                                                                                     ............................, 19....
Dear Sir/Madam:                                                                        Date of Initial Purchase


   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global SmallCap Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

  [ ] $25,000     [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global SmallCap Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global SmallCap Fund, Inc. held as security.

By:..............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................

Account Number .............................................          Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp



This form when completed should be mailed to:

    Merrill Lynch Global SmallCap Fund, Inc.
    c/o Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, FL 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the shareholder's signature.

 ................................................................................
                            Dealer Name and Address

By: ............................................................................
                         Authorized Signature of Dealer


[] [] []                     [] [] [] []
Branch-Code                    F/C No.            ..............................
                                                  F/C Last Name
[] [] []                     [] [] [] []
       Dealer's Customer A/C No.

    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(PLEASE PRINT)
                                                                                           ------------------------------------

Name................................................................................
               First Name           Initial           Last Name
                                                                                           ------------------------------------
                                                                                                    Social Security Number
                                                                                                or Taxpayer Identification No.
Name of Co-Owner (if any)...........................................................
                            First Name       Initial       Last Name
                                                                                           Account Number ..........................
                                                                                           (if existing account)

Address.............................................................................
                                                                      (Zip Code)


--------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN -- (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)



   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A, [ ] Class B*, [ ] Class C* or [ ] Class D shares in Merrill Lynch Global SmallCap Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals on ......................, or as soon
as possible thereafter.                             (month)



SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE): [ ] $________ of [ ] Class A, [ ] Class B*, [ ] Class C* or [ ] Class D shares in the account.


SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (Please Print)......................................................

Address.........................................................................

     ...........................................................................

     Signature of Owner .................................. Date.................


     Signature of Co-Owner (if any).............................................


(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


Specify type of account (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number .....................................Account Number.................

Bank Address....................................................................

 ................................................................................

Signature of Depositor.................................Date.....................

Signature of Depositor..........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.


* ANNUAL WITHDRAWAL CANNOT EXCEED 10% OF THE NUMBER OF SHARES OF SUCH CLASS HELD IN THE ACCOUNT.

      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC. -- AUTHORIZATION FORM (PART
                               2) -- (CONTINUED)

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

             [ ] Class A shares          [ ] Class B shares          [ ] Class C
shares          [ ] Class D shares

of Merrill Lynch Global SmallCap Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Global SmallCap Fund, Inc., as indicated below:

   Amount of each ACH debit $...................................................

   Account No. .................................................................

Please date and invest ACH debits on the 20th of each month beginning


 ............... or as soon thereafter as possible.


   (month)


I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)

                       AUTHORIZATION TO HONOR ACH DEBITS


              DRAWN BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City............................................ State .......... Zip ..........

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
Bank Account Number             Signature of Depositor

                          (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                               PAGE
                                               ----
Fee Table.....................................   2
Prospectus Summary............................   4
Merrill Lynch Select Pricing(SM) System.......   6
Financial Highlights..........................  10
Risk Factors and Special Considerations.......  12
Investment Objective and Policies.............  16
  Description of Certain Investments..........  18
  Characteristics of Certain Debt
Securities....................................  18
  Other Investment Policies and Practices.....  21
  Investment Restrictions.....................  23
Management of the Fund........................  24
  Board of Directors..........................  24
  Management and Advisory Arrangements........  25
  Code of Ethics..............................  26
  Transfer Agency Services....................  27
Purchase of Shares............................  27
  Initial Sales Charge Alternatives -- Class A
    and Class D Shares........................  30
  Deferred Sales Charge Alternatives -- Class
    B and Class C Shares......................  32
  Distribution Plans..........................  35
  Limitations on the Payment of Deferred Sales
    Charges...................................  36
Redemption of Shares..........................  37
  Redemption..................................  37
  Repurchase..................................  38
  Reinstatement Privilege -- Class A and Class
    D Shares..................................  38
Shareholder Services..........................  38
  Investment Account..........................  39
  Systematic Withdrawal Plans.................  39
  Automatic Investment Plans..................  40
  Automatic Reinvestment of Dividends and
    Distributions.............................  40
  Exchange Privilege..........................  40
  Fee-Based Programs..........................  41
Performance Data..............................  41
Additional Information........................  43
  Dividends and Distributions.................  43
  Taxes.......................................  43
  Determination of Net Asset Value............  46
  Organization of the Fund....................  47
  Shareholder Reports.........................  47
  Shareholder Inquiries.......................  47
Appendix A....................................  48
Authorization Form............................  55
                                  Code # 18187-0997


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          GLOBAL SMALLCAP
          FUND, INC.

          PROSPECTUS

          September 26, 1997

          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

          This Prospectus should be
          retained for future reference.

                                                                (MlYNCH COMPASS)

STATEMENT OF ADDITIONAL INFORMATION

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term growth of capital by investing primarily in a portfolio of equity securities of issuers with relatively small market capitalizations ("SmallCap Issuers") located in various countries and in the United States. Under normal market conditions, the Fund expects to invest at least 66% of its total assets in equity securities of SmallCap Issuers. While the Fund expects to invest primarily in equity securities of SmallCap Issuers, the Fund reserves the right to invest up to 34% of its total assets, under normal market conditions, in equity securities of issuers having larger individual market capitalizations and in debt securities. It is anticipated that a substantial portion of the Fund's assets will be invested in the developed countries of Europe and the Far East and that a significant portion of its assets also may be invested in developing countries. The Fund may employ a variety of investments and techniques including derivative investments to hedge against market and currency risk or to gain exposure to equity markets. There can be no assurance that the Fund's investment objective will be achieved.


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.
                            ------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated September 26, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            ------------------------
                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR
                            ------------------------


  The date of this Statement of Additional Information is September 26, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of Small Cap Issuers located in various foreign countries and in the United States. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

     The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.


     While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Manager"), will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. For the fiscal years ended June 30, 1996 and 1997, the Fund's portfolio turnover rate was 60.33% and 63.17%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. However, under recently enacted legislation, this requirement will no longer apply to the Fund after its fiscal year ending June 30, 1998.


     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") (collectively, the "Depositary Receipts") or other securities convertible into securities of foreign issuers. The Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such securities.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.



     Stock or Other Financial Index Futures and Options. As described in the Prospectus, the Fund is authorized to engage in transactions in stock or other financial index futures and options, and related options on such futures. Set forth below is further information concerning futures transactions.


     A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.


     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.


     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the prices of the options and futures contract move more or less than the prices of the hedged securities and currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) unless there is only one dealer, in which case such dealer's price will be used, or which can be sold at a formula price provided for in the OTC option agreement. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.


     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio effectively.


OTHER INVESTMENT POLICIES AND PRACTICES


     Diversified Status. The Fund is classified as diversified within the meaning of the Investment Company Act, which means that the Fund is limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. See "Investment Objective and Policies -- Investment Restrictions." The Fund's investments also will be limited in order to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes -- Taxes." To qualify under both the Investment Company Act and the Code, the Fund will comply with certain requirements, including limiting its investments so that at the time of investment and at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 75% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.


     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when- issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.



     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitment so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.


     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby agreement and the related commitment fee will be recorded on the date which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually-agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.


     Lending of Portfolio Securities. Subject to investment restriction (4) below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total return on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities provided that such loans may be made only in accordance with applicable law and guidelines set forth in the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Fund from purchasing securities on margin.) (The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.)

          7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in purchasing and selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

          9. With respect to 75% of its total assets, (a) invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value; and
     (b) invest in the securities of any one issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

     In addition, the Fund has adopted non-fundamental restrictions, which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies except to the extent that such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Sec-tion 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.



          b. Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund does not, however, currently intend to engage in short sales.



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, or which do not mature within seven days, or which the Board of Directors of the Fund has not determined to be liquid pursuant to applicable law, if at the time of acquisition more than 15% of its net assets would be invested in such securities. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A Security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.



     Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.


     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

     Information about the Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (65) -- President and Director(1)(2) -- President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.



     DONALD CECIL (70) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (70) -- Director(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (66) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     RICHARD R. WEST (59) -- Director(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's Inc. (real estate company).



     EDWARD D. ZINBARG (62) -- Director(2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.



     TERRY K. GLENN (57) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     NORMAN R. HARVEY (64) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1982.



     HUBERTUS AARTS (35) -- Vice President(1)(2) -- Vice President and Portfolio Manager with Merrill Lynch Asset Management U.K. Limited ("MLAM UK") since 1995; Portfolio Manager with Mees Pierson from 1993 to 1995 and with its predecessor, Pierson Heldring & Pierson, from 1990 to 1993.



     ANDREW JOHN BASCAND (35) -- Vice President(1)(2) -- Director of MLAM U.K. since 1993 and Director of Merrill Lynch Global Asset Management Limited ("MLGAM") since 1994; Senior Economist of A.M.P. Asset Management plc in London from 1992 to 1993 and Chief Economist of A.M.P. Investments (NZ) in New Zealand from 1989 to 1991; Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand from 1987 to 1989.



     R. ELISE BAUM (37) -- Vice President(1) -- Vice President of the Manager since 1995; employee of the Manager since 1992.



     DONALD C. BURKE (37) -- Vice President(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990.



     A. GRACE PINEDA (40) -- Vice President(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1989 to 1997.



     JAMES E. RUSSELL (45) -- Vice President(1) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1992 to 1997.



     GERALD M. RICHARD (48) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.



     PHILIP M. MANDEL (50) -- Secretary(1)(2) -- First Vice President of MLAM since 1997; Vice President and Assistant General Counsel of Merrill Lynch from 1989 to 1997.

---------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.


     At August 31, 1997, the officers and Directors of the Fund as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS

     The Fund pays each Director not affiliated with the Manager (each, a "non-affiliated Director") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. Fees and expenses paid to the non-affiliated Directors for the fiscal year ended June 30, 1997, aggregated $36,887.



     The following table sets forth for the fiscal year ended June 30, 1997, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-affiliated Directors:



                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                                        FROM FUND AND
                                                                                            OTHER
                                                           PENSION OR RETIREMENT       MLAM/FAM-ADVISED
                                         COMPENSATION       BENEFITS ACCRUED AS         FUNDS PAID TO
           NAME OF DIRECTOR               FROM FUND       PART OF FUND'S EXPENSES        DIRECTORS(1)
---------------------------------------  ------------     ------------------------     ----------------
Donald Cecil...........................     $8,500                  None                   $268,933
Edward H. Meyer........................     $5,500                  None                   $227,933
Charles C. Reilly......................     $7,500                  None                   $293,833
Richard R. West........................     $7,500                  None                   $272,833
Edward D. Zinbarg......................     $7,500                  None                   $127,333


---------------


(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. West (44 registered investment companies consisting of 66 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager or MLAM U.K. for the Fund or other funds for which they act as investment adviser or for other advisory clients, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As described in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the rate of 0.85% of the average daily net assets of the Fund. For the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995 and for the fiscal years ended June 30, 1996 and 1997, the investment advisory fees paid by the Fund to the Manager aggregated $1,300,660, $1,285,653, and $1,260,012, respectively.



     As described in the Prospectus, the Manager has also entered into a sub-advisory agreement with MLAM U.K. pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. For the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995 and for the fiscal years ended June 30, 1996 and 1997, the sub-advisory fees paid by the Manager to MLAM U.K. pursuant to such agreement aggregated $133,021, $150,719 and $144,451, respectively.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal period ended August 5, 1994 (commencement of operations) to June 30, 1995, and for the fiscal years ended June 30, 1996 and 1997, the Fund reimbursed the Manager $111,195, $105,306 and $123,555, respectively, for accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of
Shares -- Distribution Plans."



     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.


     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."


     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994 in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. The Fund sells its Class A and Class D shares through the Distributor and Merrill Lynch, as dealers. The gross sales charges for the sale of new Class A shares of the Fund for the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, were $165, of which $157 was received by Merrill Lynch and $8 was received by the Distributor. The gross sales charges for the sale of Class A shares for the fiscal year ended June 30, 1996, were $576, of which $530 was received by Merrill Lynch and $46 was received by the Distributor. The gross sales charges for the sale of Class A shares for the fiscal year ended June 30, 1997, were $104, of which $100 was received by Merrill Lynch and $4 was received by the Distributor. The gross sales charges for the sale of Class D shares of the Fund (including redesignated Class A shares) for the period August 5, 1994 (commencement of operations) to June 30, 1995, were $1,104,179, of which $1,084,067 was received by

Merrill Lynch and $20,112 was received by the Distributor. The gross sales charges for the sale of Class D shares of the Fund for the fiscal year ended June 30, 1996, were $61,135 of which $57,042 was received by Merrill Lynch and $4,093 was received by the Distributor. The gross sales charges for the sale of Class D shares of the Fund for the fiscal year ended June 30, 1997, were $31,566 of which $29,612 was received by Merrill Lynch and $1,954 was received by the Distributor.



     The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds (the "Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operation) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must have been either acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or Contingent Deferred Sales Charge (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES -- CLASS A AND CLASS D SHARES

     Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after notice.

     Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each

Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of June 30, 1997, with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and with respect to Class B shares, the Distributor's voluntary maximum.



                                                                  DATA CALCULATED AS OF JUNE 30, 1997
                                         --------------------------------------------------------------------------------------
                                                                             (IN THOUSANDS)
                                                                                                                      ANNUAL
                                                                                                                   DISTRIBUTION
                                                    ALLOWABLE   ALLOWABLE                AMOUNTS                      FEE AT
                                         ELIGIBLE   AGGREGATE   INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                          GROSS       SALES     ON UNPAID   AMOUNT       PAID TO        UNPAID      NET ASSET
                                         SALES(1)    CHARGES    BALANCE(2)  PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                         --------   ---------   ---------   -------   --------------   ---------   ------------
CLASS B SHARES, FOR THE PERIOD
  AUGUST 5, 1994 (COMMENCEMENT OF
  OPERATIONS) TO JUNE 30, 1997:
Under NASD Rule as Adopted.............  $174,793    $10,925     $ 2,352    $13,277       $4,129        $ 9,148        $834
Under Distributor's Voluntary Waiver...  $174,793    $10,925     $   874    $11,799       $4,129        $ 7,670        $834
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT OF
  OPERATIONS) TO JUNE 30, 1997:
Under NASD Rule as Adopted.............  $ 8,972     $   561     $   104    $  665        $  103        $   562        $ 45


---------------
(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares -- Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that declines over a two-year period in two equal installments and is payable only if the shareholder terminates participation in the MFA program prior to the second anniversary of the date such shareholder joined the MFA program.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum, or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy), or any redemption resulting from the tax- free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995, and for the fiscal years ended June 30, 1996 and 1997, the Distributor received CDSCs of $390,517, $492,135 and $424,847, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor during the fiscal year ended June 30, 1997 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, and for the fiscal years ended June 30, 1996 and 1997, the Distributor received CDSCs of $2,540, $2,470 and $2,530, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, as well as GDRs traded in the United States, will be subject to negotiated commission rates.


     The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies -- Investment Restrictions." For the fiscal period August 5, 1994 (commencement of operations) to June 30, 1995, the Fund paid total brokerage commissions of $782,590, of which $17,207 or 2.20% was paid to Merrill Lynch for effecting 3.30% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1996, the Fund paid total brokerage commissions of $482,165, of which $42,982 or 8.9% was paid to Merrill Lynch for effecting 9.0% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1997, the Fund paid total brokerage commissions of $476,042, of which $56,999 or 12.0% was paid to Merrill Lynch for effecting 14.0% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading or on any other day on which there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The Fund employs Merrill Lynch Services Pricing(SM) Service ("MLSPS") an affiliate of the Manager, to provide certain securities prices to the Fund. During the fiscal year ended June 30, 1997, the Fund did not pay MLSPS a fee for such service. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

     Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain distributions. A shareholder may make additions to his or her investment account at any time by mailing a check directly to the Fund's Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS


     A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund, as of the close of business on the NYSE on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.



     Shareholders may, at any time, notify Merrill Lynch in writing if their account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt of such notice, those instructions will be effected.



SYSTEMATIC WITHDRAWAL PLANS



     A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are automatically reinvested in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.



     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Contingent Deferred Sales Charges -- Class B Shares" and
"-- Contingent Deferred Sales Charges -- Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives-Class B and C Shares -- Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.



     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.



     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.



     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.


     Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made.


     To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.



     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders as capital gains. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).



     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends in a notice sent to shareholders. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission's rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.



     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.



     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period for the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income determined on a calendar year basis and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as described in the Prospectus. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


     The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and in certain closing transactions in options, futures and forward foreign exchange contracts.



     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract. Under recently enacted legislation, this requirement will no longer apply to the Fund after its fiscal year ending June 30, 1998.


SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares, and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.


     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D shares, and historical performance data pertaining to such shares is included in the information provided under the caption "Class D Shares."



                                                 CLASS A SHARES                           CLASS C SHARES
                                     --------------------------------------   --------------------------------------
                                                           REDEEMABLE VALUE                         REDEEMABLE VALUE
                                                                 OF A                                     OF A
                                                             HYPOTHETICAL                             HYPOTHETICAL
                                      EXPRESSED AS A            $1,000         EXPRESSED AS A            $1,000
                                     PERCENTAGE BASED         INVESTMENT      PERCENTAGE BASED         INVESTMENT
                                     ON A HYPOTHETICAL        AT THE END      ON A HYPOTHETICAL        AT THE END
              PERIOD                 $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
----------------------------------   -----------------     ----------------   -----------------     ----------------
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year ended June 30, 1997..........           1.89%            $ 1,018.90              5.39%            $ 1,053.90
Inception (October 21, 1994) to
  June 30, 1997...................           5.23%            $ 1,147.10              6.24%            $ 1,176.80
                                                                    ANNUAL TOTAL RETURN
                                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year ended June 30, 1997..........           7.53%            $ 1,075.30              6.38%            $ 1,063.80
Year ended June 30, 1996..........          23.87%            $ 1,238.70             22.56%            $ 1,225.60
Inception (October 21, 1994) to
  June 30, 1995...................          (9.11)%           $   908.90             (9.75)%           $   902.50
                                                                  AGGREGATE TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  June 30, 1997...................          14.71%            $ 1,147.10             17.68%            $ 1,176.80



                                                 CLASS B SHARES                           CLASS D SHARES
                                     --------------------------------------   --------------------------------------
                                                           REDEEMABLE VALUE                         REDEEMABLE VALUE
                                                                 OF A                                     OF A
                                                             HYPOTHETICAL                             HYPOTHETICAL
                                      EXPRESSED AS A            $1,000         EXPRESSED AS A            $1,000
                                     PERCENTAGE BASED         INVESTMENT      PERCENTAGE BASED         INVESTMENT
                                     ON A HYPOTHETICAL        AT THE END      ON A HYPOTHETICAL        AT THE END
              PERIOD                 $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
----------------------------------   -----------------     ----------------   -----------------     ----------------
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year ended June 30, 1997..........           2.51%            $ 1,025.10              1.64%            $ 1,016.40
Inception (August 5, 1994) to June
  30, 1997........................           4.44%            $ 1,134.30              3.95%            $ 1,119.10
                                                                    ANNUAL TOTAL RETURN
                                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year ended June 30, 1997..........           6.47%            $ 1,064.70              7.27%            $ 1,072.70
Year ended June 30, 1996..........          22.57%            $ 1,225.70             23.50%            $ 1,235.00
Inception (August 5, 1994) to June
  30, 1995........................         (11.55)%           $   884.50            (10.85)%           $   891.50
                                                                  AGGREGATE TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (August 5, 1994) to June
  30, 1997........................          13.43%            $ 1,134.30             11.91%            $ 1,119.10

     In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on April 12, 1994. At the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into Class A, Class B, Class C and Class D shares, each of which consists of 100,000,000 shares. Under the Articles of Incorporation of the Fund, the Directors have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution and/or account maintenance of the shares of a class may be borne solely by such class, and a class may have exclusive voting rights with respect to matters relating to the expenses being borne only by such class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The redemption, conversion and exchange rights are described elsewhere herein and in the Prospectus. Shares issued are fully paid and nonassessable by the Fund.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to a vote of shareholders, except that shareholders of a class bearing distribution and/or account maintenance expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution and/or account maintenance expenditures. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. In addition, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if such request is in compliance with applicable Maryland law. Voting rights for Directors are not cumulative. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the account maintenance and/or distribution of the shares within a class will be borne solely by such class. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and shares outstanding as of June 30, 1997, is set forth below.



                                              CLASS A        CLASS B        CLASS C        CLASS D
                                             ----------    ------------    ----------    -----------
Net Assets.................................  $5,508,051    $111,260,842    $5,962,238    $19,441,078
                                              =========     ===========     =========     ==========
Number of Shares Outstanding...............     515,134      10,558,477       566,674      1,824,208
                                              =========     ===========     =========     ==========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding).............................  $    10.69    $      10.54    $    10.52    $     10.66
Sales Charge (for Class A and Class D
  shares: 5.25% of offering price (5.54% of
  net asset value per share))*.............  $      .59              **            **    $       .59
                                             ----------    ------------    ----------    -----------
Offering Price.............................  $    11.28    $      10.54    $    10.52    $     11.25
                                              =========     ===========     =========     ==========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Contingent Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the Independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL


     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act, and the Investment Company Act, to which reference is hereby made.



     Under a separate agreement, ML&Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS



     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on August 31, 1997.

                                    APPENDIX

                       RATINGS OF FIXED INCOME SECURITIES

 DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS


Aaa    Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
       Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     Bonds which are rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.
A      Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    Bonds which are rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      Bonds which are rated "B" generally lack characteristics of desirable investments.
       Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa    Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C      Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        --Leading market positions in well established industries.

        --High rates of return on funds employed.

        --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        --Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, in assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols presented below are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:


    Aaa    An issue which is rated "aaa" is considered to be a top-quality preferred stock.
           This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
    Aa     An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
    A      An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa"
           classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
    Baa    An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
    Ba     An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
    B      An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
    Caa    An issue which is rated "caa" is likely to be in arrears on dividend payments.
           This rating designation does not purport to indicate the future status of payments.
    Ca     An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
    C      This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE DEBT RATINGS OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")


     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA    Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
    AA     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
    A      Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB    Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
           Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest.
           While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
    BB     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB"
           rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B      Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"
           rating.
    CCC    Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
           "B" or "B-" rating.
    CC     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
    C      The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
    CI     The rating "CI" is reserved for income bonds on which no interest is being paid.
    D      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


    c      The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.
    L      The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
    p      The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    *      Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
    N.R.   Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

    A-1    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2    Capacity for timely payment on issues with this designation is satisfactory.
           However, the relative degree of safety is not as high as for issues designated
           "A-1".
    A-3    Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
    B      Issues rated "B" are regarded as having only speculative capacity for timely payment.
    C      This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
    D      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:


I.      Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
II.     Nature of, and provisions of, the issue.
III.    Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
AAA    This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
A      An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB    An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
BB     Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly
B      speculative with respect to the issuer's capacity to pay preferred stock obligations.
CCC    "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC     The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
C      A preferred stock rated "C" is a non-paying issue.
D      A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.
NR     Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS,


MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.:



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

August 15, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                                                                                           Value    Percent of
EUROPE       Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
Denmark      Investment Banking       20,492    Finansierings Instituttet for
                                                Industri og Handvarek A/S (FIH)
                                                (Class B)                             $     518,093    $     522,369    0.4%

             Publishing               12,150    Sondagsavisen A/S                           517,141          535,137    0.4

             Textiles                  8,882    Carli Grey International A/S                267,698          502,398    0.3

                                                Total Investments in Denmark              1,302,932        1,559,904    1.1

Finland      Computer Software         4,560    TT Tieto OY                                 298,105          395,726    0.3

             Diversified              21,240    ASKO OY (Class A)                           423,261          392,408    0.3

             Holding Company           8,716    Fiskars OY AB                               451,050          739,584    0.5
                                      17,600    Instrumentarium OY (Group A)                635,762          661,858    0.5
                                                                                      -------------    -------------  ------
                                                                                          1,086,812        1,401,442    1.0

             Household Products        7,244    Huhtamaki OY                                325,534          312,229    0.2

                                                Total Investments in Finland              2,133,712        2,501,805    1.8

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
EUROPE                                                                                                     Value    Percent of
(continued)  Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
France       Apparel                     640    Damart S.A.                           $     524,338    $     480,526    0.3%

             Automobile Parts          6,981    Bertrand Faure S.A.                         341,645          367,771    0.3

             Computer Software         2,588    Altran Technologies S.A.                    745,400          845,795    0.6

             Electrical               12,000    Cofidur                                     488,534          332,942    0.2
             Components

             Gaming                    1,386    Groupe Partouche S.A.                       124,296           94,368    0.1

             Holding Company           2,482    Societe EuraFrance S.A.                     751,104        1,018,165    0.7

             Home Furnishings          2,148    Castorama Dubois Investissements
                                                S.C.A.                                      334,672          302,370    0.2

             Manufacturing            17,170    Sommer Allibert S.A.                        510,514          602,056    0.4

                                                Total Investments in France               3,820,503        4,043,993    2.8

Germany      Auto & Truck              4,800    Koegel Fahrzeugwerke AG
                                                (Preferred)                                 621,179          688,626    0.5

             Machine Tools             2,036    Plettac AG                                  447,858          468,516    0.3
             & Machinery               2,190    Walter AG                                   556,006          842,018    0.6
                                                                                      -------------    -------------  ------
                                                                                          1,003,864        1,310,534    0.9

             Machinery &              21,220  ++Kloeckner Werke AG                        1,897,517        1,473,442    1.0
             Engineering

             Manufacturing             3,680    Escada AG (Preferred)                       610,130          588,133    0.4
                                       3,087    KSB AG (Preferred)                          442,057          761,741    0.5
                                                                                      -------------    -------------  ------
                                                                                          1,052,187        1,349,874    0.9

             Retail Specialty         18,000    Moebel Walther AG                           770,212        1,094,916    0.8

                                                Total Investments in Germany              5,344,959        5,917,392    4.1

Greece       Building &               15,980    Titan Cement Co. S.A.                       302,811          788,640    0.6
             Construction

                                                Total Investments in Greece                 302,811          788,640    0.6

Hungary      Banking                  35,123    OTP Bank (GDR) (b)                          837,618          930,760    0.6

                                                Total Investments in Hungary                837,618          930,760    0.6

Ireland      Containers               68,000    Clondalkin Group PLC                        667,110          657,935    0.5

             Foods                    59,608    Greencore Group PLC                         299,101          294,410    0.2

                                                Total Investments in Ireland                966,211          952,345    0.7

Italy        Diversified             890,000  ++Compagnie Industriali Riunite
                                                S.p.A. (CIR)                                996,497          566,949    0.4

                                                Total Investments in Italy                  996,497          566,949    0.4

Netherlands  Building &               15,441    NBM-Amstelland NV                           410,332          411,771    0.3
             Construction

             Computer Software        47,655  ++DOCdata NV                                  645,299          619,622    0.4

             Electrical Equipment     19,251    Twentsche Kabel Holding NV                  760,165        1,045,396    0.7

             Engineering &            37,034    Volker Wessels Stevin NV                    780,063        1,040,491    0.7
             Construction

             Holding Company          20,500    Internatio-Muller NV                        413,160          647,027    0.5

             Industrial Services      11,234    Koninklijke Pakhoed NV                      405,048          396,386    0.3

             Instruments/             11,000  ++Elsag Bailey Process Automation
             Photo--Optical                     NV (ADR) (a)                                174,650          202,125    0.2

             Printing &               12,000    Roto Smeets de Boer NV                      563,281          589,231    0.4
             Publishing

                                                Total Investments in the
                                                Netherlands                               4,151,998        4,952,049    3.5

                                       47

Norway       Computer Software        22,320    Merkantildata ASA                           516,760          441,932    0.3

             Newspaper/Publishing     27,744    Schibsted ASA                               572,146          549,326    0.4

                                                Total Investments in Norway               1,088,906          991,258    0.7
Poland       Engineering &           131,800    Elektrim Towarzystwo Handlowe S.A.          462,537        1,147,483    0.8
             Construction

             Tire & Rubber            30,000    T.C. Debica S.A.                            399,679          616,438    0.4

                                                Total Investments in Poland                 862,216        1,763,921    1.2

Portugal     Retail Sales             18,950    Estabelecimentos Jeronimo Martins
                                                & Filho S.A.                                531,828        1,324,335    0.9

                                                Total Investments in Portugal               531,828        1,324,335    0.9

Russia       Cellular Telephones      25,600  ++Vimpel-Communications (ADR) (a)             767,821          972,800    0.7

                                                Total Investments in Russia                 767,821          972,800    0.7

Spain        Automotive & Equipment   32,000    Estacionamientos Subterraneos,
                                                S.A. (Ordinary)                             614,689          701,935    0.5

             Steel                     2,485    Acerinox S.A.                               444,465          465,948    0.3

             Telecommunications       12,150    Amper S.A.                                  307,003          345,728    0.3

                                                Total Investments in Spain                1,366,157        1,513,611    1.1

Sweden       Biotechnology            33,200  ++Biora AB                                    347,898          309,181    0.2

             Engineering &            23,853    Svedala Industri AB                         313,241          496,719    0.4
             Construction

             Forest Products/        819,500    Rottneros Bruks AB Free                   1,265,254          900,969    0.6
             Paper & Packaging

             Hotels                   28,350  ++Scandic Hotels AB                           514,574          447,358    0.3

             Investment               48,819    Bure Investment AB                          419,935          615,652    0.4
             Management

             Special Services         32,000  ++Mandator AB (B Shares)                      530,278          366,298    0.3

                                                Total Investments in Sweden               3,391,180        3,136,177    2.2

Switzerland  Advertising               3,200    Edipresse S.A. (Bearer)                     679,120          757,357    0.5

             Building Products         1,800    Belimo Automation AG                        423,875          518,625    0.4

             Distribution              3,070  ++TEGE S.A.                                   253,281          434,901    0.3

             Industrials               9,175    Oerlikon-Buehrle Holdings AG                989,278        1,076,302    0.7

             Machine Tools             4,100  ++Agie Charmilles Holdings
             & Machinery                        (Registered)                                398,671          407,834    0.3

             Machinery                 1,031    Saurer AG (Registered)                      449,610          683,938    0.5

             Paper & Forest           24,800    Mercer International, Inc.
             Products                           (ADR) (a)                                   422,910          234,050    0.2

             Photography               2,694    Fotolabo S.A.                               904,008          859,374    0.6

             Retailing                 1,075    Grands Magasins Jelmoli S.A.                620,093          671,091    0.5

                                                Total Investments in Switzerland          5,140,846        5,643,472    4.0

United       Aerospace                17,700  ++DONCASTERS PLC (ADR) (a)                    323,541          409,313    0.3
Kingdom

             Beverages               131,500    Matthew Clark PLC                         1,188,993          529,216    0.4

             Chemicals               390,000    Inspec Group PLC                          1,844,704        1,284,169    0.9

             Commercial Services      40,000    Serco Group PLC (Ordinary)                  417,691          465,640    0.3

             Computer Services        70,770    Misys PLC                                   705,945        1,589,999    1.1

             Computers               158,600  ++Acorn Computer Group PLC                    231,981          487,941    0.3
             Electronic               36,455    Fairey Group PLC                      $     309,973    $     293,423    0.2%
             Components

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
EUROPE                                                                                                     Value    Percent of
(concluded)  Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
United
Kingdom
(concluded)
             Employee Services       200,000    Corporate Services Group PLC                594,020          621,962    0.4

             Home Furnishings        220,000  ++Limelight Group PLC                         654,727          193,906    0.1

             Media/Publishing         82,000    International Business
                                                Communications PLC (Ordinary)               298,340          535,918    0.4

             Merchandising            36,947    Smith (W.H.) Group PLC                      230,419          221,809    0.2

             Metals                   15,504    Johnson Matthey PLC                         126,265          148,511    0.1

             Oil Services             40,000    Expro International Group PLC               330,488          302,666    0.2

             Pharmaceuticals          43,300  ++Celltech Group PLC                          429,955          191,541    0.1
                                     162,300  ++Oxford Molecular Group PLC                  828,101          763,831    0.6
                                                                                      -------------    -------------  ------
                                                                                          1,258,056          955,372    0.7

             Rental Services          82,000    Ashtead Group PLC                           422,736          377,052    0.3
                                     133,588    Thorn PLC                                   325,868          377,667    0.3
                                                                                      -------------    -------------  ------
                                                                                            748,604          754,719    0.6

             Textiles                215,220    Dewhirst Group PLC                          601,484          762,350    0.5

                                                Total Investments in the United
                                                Kingdom                                   9,865,231        9,556,914    6.7

                                                Total Investments in Europe              42,871,426       47,116,325   33.1

LATIN
AMERICA

Argentina    Retailing                24,889  ++Grimoldi S.A.                                95,150           98,327    0.1

                                                Total Investments in Argentina               95,150           98,327    0.1

Brazil       Metals                   42,000  ++Latas de Aluminio S.A. (GDR) (b)            672,000          640,500    0.4

             Textiles              2,054,000    Companhia de Tecidos Norte de
                                                Minas S.A. (Preferred)                      652,560          801,375    0.6
                                   2,054,000    Empresa Nacional de Comercio                      0                0    0.0
                                                                                      -------------    -------------  ------
                                                                                            652,560          801,375    0.6

             Utilities--Electric     879,478    Centrais Electricas de Santa
                                                Catarina S.A. (CELESC) 'B'
                                                (Preferred)                                 780,981        1,307,167    0.9

                                                Total Investments in Brazil               2,105,541        2,749,042    1.9

Chile        Supermarkets             42,000  ++Supermercados Unimarc S.A.
                                                (ADR) (a)                                   703,500          787,500    0.6

                                                Total Investments in Chile                  703,500          787,500    0.6

Colombia     Banking                  41,300    Banco Ganadero S.A. (Class A)
                                                (Preferred) (ADR) (a)                       811,698        1,073,800    0.7

                                                Total Investments in Colombia               811,698        1,073,800    0.7

Mexico       Banking                 350,850  ++Grupo Financiero Banorte, S.A.
                                                de C.V.                                     387,614          364,760    0.2

             Broadcasting--Media     129,000    Grupo Radio Centro, S.A. de C.V.
                                                (ADR) (a)                                 1,527,535        1,515,750    1.1

             Building Materials       47,890  ++Internacional de Ceramica, S.A de
                                                C.V. (ADR) (a)                              355,919          401,079    0.3

             Engineering &           207,450    Grupo Profesional Planeacion y
             Construction                       Proyectos, S.A. de C.V. (Class B)           924,041          966,098    0.7

                                                Total Investments in Mexico               3,195,109        3,247,687    2.3


Peru         Foods                   250,947  ++Consorcio Alimentos Fabril
                                                Pacifico S.A.                               268,537          421,402    0.3

                                                Total Investments in Peru                   268,537          421,402    0.3

                                                Total Investments in Latin America        7,179,535        8,377,758    5.9

MIDDLE EAST/
AFRICA

South        Building &              171,443    Murray & Roberts Holding Ltd.               427,734          402,706    0.3
Africa       Construction

             Newspaper/Publishing     19,100    Nasionale Pers Beperk                       215,694          220,109    0.2

             Retailing               468,000    Metro Cash & Carry Ltd.                     450,022          412,880    0.3

                                                Total Investments in South Africa         1,093,450        1,035,695    0.8

Zimbabwe     Beverages               767,619    Delta Corporation Ltd.                      412,821        1,178,880    0.8

                                                Total Investments in Zimbabwe               412,821        1,178,880    0.8

                                                Total Investments in the Middle
                                                East/Africa                               1,506,271        2,214,575    1.6

NORTH
AMERICA

Canada       Leisure                  42,384    Four Seasons Hotels Inc.                    495,789        1,259,691    0.9

             Mining                   32,925    Cambior Inc.                                457,703          372,464    0.3

             Natural Resources        20,000    Total Petroleum of North
                                                America Ltd.                                188,500          197,500    0.1

                                                Total Investments in Canada               1,141,992        1,829,655    1.3

United       Aerospace               110,000  ++UNC, Inc.                                   637,625        1,608,750    1.1
States
             Airlines                 28,000  ++Reno Air, Inc.                              215,504          238,000    0.2

             Apparel                  13,200  ++Farah, Inc.                                 111,210           84,150    0.1
                                      70,100  ++Norton McNaughton, Inc.                     850,711          341,738    0.2
                                                                                      -------------    -------------  ------
                                                                                            961,921          425,888    0.3

             Automobile Parts         27,000    Walbro Corp.                                494,287          529,875    0.4

             Banking & Finance         6,750    Charter One Financial, Inc.                 117,321          363,656    0.3
                                      24,000  ++Civic Bancorp                               294,750          318,000    0.2
                                       8,300    Haven Bancorp, Inc.                         235,863          307,100    0.2
                                                                                      -------------    -------------  ------
                                                                                            647,934          988,756    0.7

             Biotechnology            16,000  ++COR Therapeutics, Inc.                      157,250          170,000    0.1
                                      10,000  ++Gilead Sciences, Inc.                       284,341          276,250    0.2
                                      33,575  ++NeoRx Corp.                                 227,195          148,989    0.1
                                       6,200  ++Ostex International, Inc.                    53,275           13,950    0.0
                                       7,700  ++Scios, Inc.                                  38,438           47,163    0.1
                                                                                      -------------    -------------  ------
                                                                                            760,499          656,352    0.5

             Broadcasting             65,500  ++Paxson Communications Corp.                 691,960          835,125    0.6

             Building & Building      24,200  ++Giant Cement Holding, Inc.                  329,963          444,675    0.3
             Materials                27,700    Oakwood Homes Corporation                   588,398          664,800    0.5
                                      22,300    Ryland Group, Inc.                          303,251          314,988    0.2
                                       8,200  ++Toll Brothers, Inc.                         158,483          150,675    0.1
                                                                                      -------------    -------------  ------
                                                                                          1,380,095        1,575,138    1.1

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
NORTH AMERICA                                                                                              Value    Percent of
(concluded)  Industries          Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
United       Cable                    13,100  ++General Cable Corp.                   $     275,100    $     335,688    0.2%
States
(concluded)  Communication            12,800  ++Dynatech Corporation                        389,064          457,600    0.3
             Equipment

             Computer Software        75,000  ++Phoenix Technologies Ltd.                   988,585          975,000    0.7
                                      12,700  ++Premenos Technology Corp.                   109,394          107,950    0.1
                                      34,900  ++Software Spectrum, Inc.                     612,425          444,975    0.3
                                       7,163  ++Sterling Commerce, Inc.                     101,474          235,484    0.2
                                      35,400  ++Structural Dynamics Research Corp.          708,579          929,250    0.7
                                                                                      -------------    -------------  ------
                                                                                          2,520,457        2,692,659    2.0

             Computers & Computer     16,250  ++Boole & Babbage, Inc.                       335,969          339,219    0.2
             Services                 20,950  ++Storage Technology Corporation              743,230          932,275    0.7
                                      10,800  ++Vanstar Corporation                          96,537          152,550    0.1
                                      25,500  ++Wang Laboratories, Inc.                     545,387          543,469    0.4
                                                                                      -------------    -------------  ------
                                                                                          1,721,123        1,967,513    1.4

             Data Processing          72,500  ++Metromail Corporation                     1,297,337        1,794,375    1.3
                                      37,100  ++Platinum Technology, Inc.                   485,504          491,575    0.3
                                      69,000  ++Sybase, Inc.                              1,160,081        1,017,750    0.7
                                     117,300  ++VMARK Software, Inc.                      1,115,086          909,075    0.6
                                                                                      -------------    -------------  ------
                                                                                          4,058,008        4,212,775    2.9

             Diversified              18,000  ++ACX Technologies, Inc.                      383,079          405,000    0.3

             Electronics              45,900  ++Alpha Industries, Inc.                      346,984          381,544    0.3
                                      15,000  ++BI, Inc.                                    163,785          108,750    0.1
                                      66,500  ++C.P. Clare Corp.                            565,288        1,030,750    0.7
                                       4,000  ++CHS Electronics Inc.                         72,454          105,500    0.1
                                      16,100  ++DII Group, Inc.                             349,947          708,400    0.5
                                       6,600  ++Marshall Industries                         195,530          245,850    0.2
                                      31,800  ++Nu Horizons Electronics Corp.               282,957          258,375    0.2
                                      14,700  ++Triumph Group, Inc.                         366,858          455,700    0.3
                                       6,100    Wyle Electronics                            221,793          240,950    0.2
                                                                                      -------------    -------------  ------
                                                                                          2,565,596        3,535,819    2.6

             Environmental            41,514    BHA Group Inc. (Class A)                    532,342          768,009    0.5
             Control                  59,200  ++Envirosource Inc.                           225,921          118,400    0.1
                                                                                      -------------    -------------  ------
                                                                                            758,263          886,409    0.6

             Gaming                   16,000  ++WMS Industries, Inc.                        298,927          401,000    0.3

             Healthcare--             21,200  ++Magellan Health Services, Inc.              578,874          625,400    0.5
             Products/Services        53,800  ++Ramsay Health Care, Inc.                    330,777          161,400    0.1
                                                                                      -------------    -------------  ------
                                                                                            909,651          786,800    0.6

             Insurance                 2,300  ++ARM Financial Group, Inc.
                                                (Class A)                                    34,500           46,000    0.0
                                       4,000    American National Insurance Co.             328,116          349,000    0.2
                                      35,000  ++Gryphon Holdings, Inc.                      494,289          533,750    0.4
                                      37,000    PXRE Corp.                                  838,025        1,137,750    0.8
                                       7,600    Security-Connecticut Corp.                  178,106          418,475    0.3
                                                                                      -------------    -------------  ------
                                                                                          1,873,036        2,484,975    1.7

             Iron & Steel             28,800    Quanex Corporation                          631,528          883,800    0.6

             Machinery                12,000    AGCO Corporation                            266,610          431,250    0.3
                                      22,200    Stewart & Stevenson Services, Inc.          532,085          577,200    0.4
                                                                                      -------------    -------------  ------
                                                                                            798,695        1,008,450    0.7

             Medical                   4,000    Analogic Corporation                         68,500          136,000    0.1
                                      19,400  ++Biomatrix, Inc.                             285,121          358,900    0.2
                                      17,200  ++Physician Computer Network, Inc.             98,652          115,025    0.1
                                      12,000  ++Sierra Health Services Inc.                 381,993          375,000    0.3
                                      22,100  ++VISX, Inc.                                  562,135          524,875    0.4
                                      18,200  ++Vivus, Inc.                                 417,401          432,250    0.3
                                                                                      -------------    -------------  ------
                                                                                          1,813,802        1,942,050    1.4

             Metals                    5,500    Applied Industrial Technologies,
                                                Inc.                                        157,324          198,000    0.1
                                      15,800    Castle (A.M) & Company                      291,876          348,588    0.2
                                      17,700  ++Citation Corporation                        238,490          303,112    0.2
                                       6,500    Commonwealth Industries, Inc.               109,901          131,625    0.1
                                      29,700  ++Shiloh Industries, Inc.                     401,507          579,150    0.4
                                                                                      -------------    -------------  ------
                                                                                          1,199,098        1,560,475    1.0

             Natural Resources        20,300  ++Brown (Tom), Inc.                           236,050          428,838    0.3
                                      25,000  ++Plains Resources, Inc.                      156,250          368,750    0.3
                                      23,500  ++TransTexas Gas Corp.                        258,500          358,375    0.2
                                      39,474  ++Zemex Corporation                           344,674          305,923    0.2
                                                                                      -------------    -------------  ------
                                                                                            995,474        1,461,886    1.0

             Restaurants              26,500  ++Au Bon Pain Company, Inc.
                                                (Class A)                                   172,691          178,875    0.1
                                      52,100  ++TPI Enterprises, Inc.                         5,816            7,294    0.0
                                                                                      -------------    -------------  ------
                                                                                            178,507          186,169    0.1

             Retailing                58,500    Baker (J.), Inc.                            751,804          460,687    0.3
                                     102,300    CML Group, Inc.                             255,765          185,419    0.1
                                      25,000  ++Catherines Stores Corp.                     202,020           93,750    0.1
                                      21,700  ++Chico's Fashions, Inc.                      157,663          113,925    0.1
                                      20,300  ++Department 56, Inc.                         460,150          450,406    0.3
                                       2,200    Fingerhut Companies, Inc.                    37,235           38,362    0.0
                                                                                      -------------    -------------  ------
                                                                                          1,864,637        1,342,549    0.9

             Telecommunications      124,100  ++Applied Digital Access, Inc.                693,077          961,775    0.7
                                      36,900  ++Comdial Corporation                         227,438          309,037    0.2
                                      45,900  ++Metromedia International
                                                Group, Inc.                                 582,537          582,356    0.4
                                      51,300  ++Network Equipment Technologies,
                                                Inc.                                        738,108          923,400    0.7
                                         800  ++Primark Corp.                                20,434           21,300    0.0
                                                                                      -------------    -------------  ------
                                                                                          2,261,594        2,797,868    2.0

             Transportation           10,300    Air Express International Corp.             278,291          407,494    0.3
                                       6,100  ++Landair Services, Inc.                       82,120           86,925    0.1
                                                                                      -------------    -------------  ------
                                                                                            360,411          494,419    0.4

             Transportation           22,043  ++Aramex International, Limited               165,901          209,408    0.1
             Services

             Wire & Cable Products     8,000  ++Anixter International Inc.                  109,298          137,500    0.1

                                                Total Investments in the
                                                United States                            31,921,074       37,048,696   26.1

                                                Total Investments in North
                                                America                                  33,063,066       38,878,351   27.4

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
PACIFIC                         Shares Held/                                                               Value    Percent of
BASIN        Industries          Face Amount                   Investments                  Cost         (Note 1a)  Net Assets
Australia    Entertainment         1,188,000    Burswood Property Trust               $   1,567,077    $   1,558,210    1.1%

             Publishing              283,000    West Australian Newspaper
                                                Holdings Ltd.                             1,034,360        1,257,803    0.9

                                                Total Investments in Australia            2,601,437        2,816,013    2.0

Hong Kong    Banking                 315,333    JCG Holdings, Ltd.                          254,871          254,406    0.2

             Electronic              109,000    QPL International Holdings Ltd.              88,423           92,161    0.0
             Components

             Financial         US$   420,000    Goldlion Capital Corp., 4.875%
             Services                           due 2/01/1999                               318,914          390,600    0.3

             Foods/Food            6,892,000    Tingyi (Cayman Islands)
             Processing                         Holdings Co.                              1,575,707        1,717,039    1.2

             Packaging             3,772,600    Sinocan Holdings Ltd.                     1,254,878        1,862,730    1.3

             Telecommunications      301,000  ++Smartone Telecommunications                 587,939          683,844    0.5

                                                Total Investments in Hong Kong            4,080,732        5,000,780    3.5

Indonesia    Banking--               303,000    PT Bank Bali (Foreign)                      634,023          810,494    0.6
             International

             Consumer--Goods       2,006,500    PT Wicaksana Overseas
                                                International                             2,517,754        2,456,517    1.7

             Real Estate             474,000    PT Ciputra Development (Foreign)            463,436          473,025    0.3

             Textiles & Apparel    1,093,500    PT Great River Industries                   496,241          686,250    0.5

                                                Total Investments in Indonesia            4,111,454        4,426,286    3.1

Japan        Automobile Parts         11,700    Exedy Corporation                           199,379          149,227    0.1
                                      58,000    Murakami Corporation                      1,148,025          633,354    0.4
                                      50,000    Showa Corporation                           502,169          424,129    0.3
                                      55,000    Yamakawa Industrial Co.                     695,828          208,046    0.2
                                                                                      -------------    -------------  ------
                                                                                          2,545,401        1,414,756    1.0

             Beverages                79,000    Hokkaido Coca-Cola Bottling Co.,
                                                Ltd.                                      1,298,058        1,083,515    0.7
                                      74,000    Sanyo Coca-Cola Bottling Co., Ltd.        1,118,168          976,151    0.7
                                                                                      -------------    -------------  ------
                                                                                          2,416,226        2,059,666    1.4

             Chemicals                50,000    Canon Chemicals, Inc.                       934,042        1,070,149    0.8

             Computer Services        15,000    Sumisho Computer Systems Corp.              249,015          300,079    0.2
                                      51,700    TKC Corporation                           1,374,367        1,296,226    0.9
                                                                                      -------------    -------------  ------
                                                                                          1,623,382        1,596,305    1.1

             Construction             89,600    Japan Foundation Engineering Co.,
                                                Ltd.                                      1,735,016          978,422    0.7
                                     157,000    Yondenko Corp.                            1,518,456        1,071,171    0.7
                                                                                      -------------    -------------  ------
                                                                                          3,253,472        2,049,593    1.4

             Consumer Electricals     59,000    Roland Corporation                        1,429,975        1,453,481    1.0

             Electrical Equipment     26,000    Shinmei Electric Co.                      1,340,491          515,594    0.4
                                      48,000    Sukegawa Electric Co.                       630,495          211,759    0.1
                                                                                      -------------    -------------  ------
                                                                                          1,970,986          727,353    0.5

             Electronic Components    35,000    Chiyoda Integre Co., Ltd.                   220,393          244,606    0.2

             Foods/Food Processing    43,000    Ariake Japan Co., Ltd.                    1,525,975        1,645,322    1.2

             Health Services          25,000    Kanto Biomedical Laboratory Co.             528,125          386,564    0.3
                                      26,000    SRL Inc.                                    557,018          399,755    0.3
                                                                                      -------------    -------------  ------

                                                                                          1,085,143          786,319    0.6

             Industrials              14,500    Nitto Kohki Company Ltd.                    488,740          485,149    0.3

             Iron & Steel            218,000    Nippon Chutetsukan K.K.                   1,367,147          818,905    0.6

             Machinery                27,000    Miura Co., Ltd.                             449,645          382,109    0.3

             Metal Fabrication       124,000    Toyo Kohan Co., Ltd.                      1,057,406        1,059,422    0.7

             Pollution Control       168,000    Organo Corporation                        1,844,463        1,386,914    1.0

             Real Estate              53,000    Keihanshin Real Estate Co. Ltd.             525,507          358,828    0.2
                                      56,000    TOC Company Ltd.                            596,958          665,327    0.5
                                                                                      -------------    -------------  ------
                                                                                          1,122,465        1,024,155    0.7

             Restaurants              47,000    Aim Services Co., Ltd.                    1,405,610          681,576    0.5
                                      49,000    Mos Food Services, Inc.                   1,431,739          907,487    0.6
                                      83,000    Ohsho Food Service Corp.                  2,244,318        1,261,641    0.9
                                                                                      -------------    -------------  ------
                                                                                          5,081,667        2,850,704    2.0

             Retail Specialty         66,000    ADO Electric Industrial Co., Ltd.         1,956,905        1,602,865    1.1
                                      60,000    Arcland Sakamoto Co., Ltd.                  964,197          728,575    0.5
                                      30,000    Nitori Co.                                  906,611          393,116    0.3
                                                                                      -------------    -------------  ------
                                                                                          3,827,713        2,724,556    1.9

             Services                 66,000    Ichinen Co., Ltd.                         1,663,714          789,901    0.6

             Trading                  34,000    Japan CBM Corp.                           1,197,480        1,054,425    0.7

             Trucking                108,000    Nippon Konpo Unyu Soko Co.                1,045,185          786,861    0.6

                                                Total Investments in Japan               36,150,620       26,410,651   18.6

Malaysia     Advertising             221,000    Seni Jaya Corporation BHD                   708,918          998,296    0.7

             Chemicals               109,000    Chemical Company of Malaysia BHD            340,194          295,855    0.2

             Consumer Products       290,000    Amway (Malaysia) Holdings BHD             1,781,860        1,723,660    1.2
             & Services

             Engineering &           378,000    Asas Dunia BHD                            1,355,969        1,220,708    0.9
             Construction

             Newspaper/              143,000    New Straits Times Press BHD                 602,724          838,610    0.6
             Publishing
                                                Total Investments in Malaysia             4,789,665        5,077,129    3.6

New Zealand  Agriculture           1,090,500    Wrightson Ltd.                              808,404          694,485    0.5

             Chemicals               146,000    Fernz Corporation Ltd.                      439,021          494,575    0.4

             Textiles                176,150    Lane Walker Rudkin Industries,
                                                Ltd.                                        196,618          186,173    0.1

                                                Total Investments in New Zealand          1,444,043        1,375,233    1.0

Philippines  Banking                  31,392  ++Security Bank Corporation                    24,933           37,527    0.0

             Financial Services       46,128    Far East Bank & Trust Company                83,473          115,539    0.1

                                                Total Investments in the
                                                Philippines                                 108,406          153,066    0.1

South Korea  Banking                  69,700    Cho-Hung Bank Co. Ltd.                      461,958          473,425    0.3

             Tire & Rubber            42,390    Korea Kumho Petrochemical Co.               302,607          294,721    0.2

                                                Total Investments in South Korea            764,565          768,146    0.5

Thailand     Transportation           62,000    Thoresen Thai Agency PLC 'Express'
                                                (Warrants) (d)                                    0               61    0.0
                                     322,800    Thoresen Thai Agency PLC 'Foreign'          783,253          209,003    0.1

                                                Total Investments in Thailand               783,253          209,064    0.1

                                                Total Investments in the Pacific
                                                Basin                                    54,834,175       46,236,368   32.5

SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
SOUTHEAST                                                                                                  Value    Percent of
ASIA                             Shares Held                   Investments                  Cost         (Note 1a)  Net Assets
India        Financial Services       24,764  ++Industrial Credit & Investment
                                                Corporation of India Ltd. (ICICI)
                                                (GDR)(b)                              $     277,849    $     355,982    0.2%

             Hotels                   59,400    EIH Limited (GDR)(b)(c)                     576,350          980,100    0.7

             Recreation &            250,000    Su-Raj Diamonds Ltd.                        346,583          116,003    0.1
             Consumer Goods

                                                Total Investments in Southeast
                                                Asia                                      1,200,782        1,452,085    1.0

OPTIONS                Nominal Value Covered                                              Premiums
PURCHASED               by Options Purchased                                                Paid

             Currency Put          5,200,000    Japanese Yen, expiring February
             Options Purchased                  1998 at YEN 120                              77,740           39,000    0.0

                                                Total Investments in Options
                                                Purchased                                    77,740           39,000    0.0

             Total Investments                                                        $ 140,732,995      144,314,462  101.5
                                                                                      =============

             Variation Margin on Stock Index Futures Contracts*                                               76,475    0.1

             Unrealized Appreciation on Forward Foreign Exchange Contracts**                                  63,990    0.0

             Liabilities in Excess of Other Assets                                                        (2,282,718)  (1.6)
                                                                                                       -------------  ------
             Net Assets                                                                                $ 142,172,209  100.0%
                                                                                                       =============  ======

          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securitites Act of 1933.
          (d)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
           ++Non-income producing security.
            *Stock index futures contracts sold as of June 30, 1997 were as follows:

             Number of                         Expiration           Value
             Contracts    Issue    Exchange       Date         (Notes 1a & 1c)

                23      S&P Index    CME      September 1997      $10,237,875

             Total Stock Index Futures Contracts Sold
             (Total Contract Price--$10,331,025)                  $10,237,875
                                                                  ===========

           **Forward foreign exchange contracts sold as of June 30, 1997 were as follows:

                                                                  Unrealized
             Foreign Currency                     Expiration     Appreciation
             Sold                                    Date           (Note 1c)

             NZ$         1,554,000               August 1997      $    21,066
             YEN     1,499,543,260                 July 1997           42,924

             Total Unrealized Appreciation on Forward Foreign
             Exchange Contracts--Net
             (US$ Commitment--$14,269,542)                        $    63,990
                                                                  ===========

             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$140,655,255) (Note 1a)                         $144,275,462
                    Options purchased, at value (premiums paid--$77,740) (Notes 1a & 1c)                          39,000
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                     63,990
                    Foreign cash (Note 1d)                                                                       958,811
                    Cash on deposit for stock index futures contracts                                            500,000
                    Variation margin on stock index futures contracts (Note 1c)                                   76,475
                    Receivables:
                      Securities sold                                                      $  5,399,278
                      Dividends                                                                 418,635
                      Capital shares sold                                                        33,930
                      Interest                                                                    8,484        5,860,327
                                                                                           ------------
                    Deferred organization expenses (Note 1g)                                                      76,377
                    Prepaid registration fees and other assets (Note 1g)                                         206,540
                                                                                                            ------------
                    Total assets                                                                             152,056,982
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,859,094
                      Capital shares redeemed                                                   452,806
                      Distributor (Note 2)                                                      103,318
                      Investment adviser (Note 2)                                               102,269        4,517,487
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     5,367,286
                                                                                                            ------------
                    Total liabilities                                                                          9,884,773
                                                                                                            ------------

Net Assets:         Net assets                                                                              $142,172,209
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $     51,513
                    Class B Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 1,055,848
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    56,667
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   182,421
                    Paid-in capital in excess of par                                                         136,197,064
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                           896,735
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          3,731,961
                                                                                                            ------------
                    Net assets                                                                              $142,172,209
                                                                                                            ============

Net Asset           Class A--Based on net assets of $5,508,051 and 515,134
Value:                       shares outstanding                                                             $      10.69
                                                                                                            ============
                    Class B--Based on net assets of $111,260,842 and 10,558,477
                             shares outstanding                                                             $      10.54
                                                                                                            ============
                    Class C--Based on net assets of $5,962,238 and 566,674
                             shares outstanding                                                             $      10.52
                                                                                                            ============
                    Class D--Based on net assets of $19,441,078 and 1,824,208
                             shares outstanding                                                             $      10.66
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1997
Investment          Dividends (net of $206,666 foreign withholding tax)                                     $  1,849,337
Income              Interest and discount earned                                                                 509,261
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                               2,358,598
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  1,260,012
                    Account maintenance and distribution fees--Class B (Note 2)               1,184,206
                    Transfer agent fees--Class B (Note 2)                                       271,529
                    Custodian fees                                                              222,107
                    Printing and shareholder reports                                            138,849
                    Accounting services (Note 2)                                                123,555
                    Professional fees                                                            76,527
                    Registration fees (Note 1g)                                                  75,851
                    Account maintenance and distribution fees--Class C (Note 2)                  56,970
                    Account maintenance fees--Class D (Note 2)                                   51,012
                    Transfer agent fees--Class D (Note 2)                                        39,059
                    Directors' fees and expenses                                                 36,887
                    Amortization of organization expenses (Note 1g)                              36,661
                    Pricing fees                                                                 29,498
                    Transfer agent fees--Class C (Note 2)                                        13,937
                    Transfer agent fees--Class A (Note 2)                                         6,970
                    Other                                                                         8,275
                                                                                           ------------
                    Total expenses                                                                             3,631,905
                                                                                                            ------------
                    Investment loss--net                                                                      (1,273,307)
                                                                                                            ------------


Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                        3,622,812
(Loss) on             Foreign currency transactions--net                                      1,630,794        5,253,606
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        4,953,964
(Notes 1c, 1d,        Foreign currency transactions--net                                       (478,492)       4,475,472
1f & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                      9,729,078
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  8,455,771
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year Ended
                                                                                                      June 30,
                    Increase (Decrease) in Net Assets:                                         1997              1996
Operations:         Investment loss--net                                                   $ (1,273,307)    $   (795,024)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                     5,253,606       16,571,278
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    4,475,472       15,421,162
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,455,771       31,197,416
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (27,732)         (19,859)
Shareholders          Class B                                                                  (680,759)        (619,675)
(Note 1h):            Class C                                                                   (34,097)         (22,117)
                      Class D                                                                  (163,840)        (214,561)
                    In excess of investment income--net:
                      Class A                                                                   (66,906)              --
                      Class B                                                                (1,642,412)              --
                      Class C                                                                   (82,264)              --
                      Class D                                                                  (395,284)              --
                    Realized gain on investments--net:
                      Class A                                                                  (179,170)         (10,675)
                      Class B                                                                (6,808,450)        (682,938)
                      Class C                                                                  (324,707)         (24,845)
                      Class D                                                                (1,160,558)        (131,445)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,566,179)      (1,726,115)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (17,802,460)     (33,525,896)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (20,912,868)      (4,054,595)
                    Beginning of year                                                       163,085,077      167,139,672
                                                                                           ------------     ------------
                    End of year*                                                           $142,172,209     $163,085,077
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1i)                         $         --     $  2,179,735
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                        Class A                      Class B

                    The following per share data and                              For the                       For the
                    ratios have been derived from                                 Period                        Period
                    information provided in the                     For the       Oct. 21,        For the       Aug. 5,
                    financial statements.                         Year Ended     1994++ to      Year Ended     1994++ to
                                                                   June 30,       June 30,       June 30,       June 30,
                    Increase (Decrease) in Net Asset Value: 1997++++     1996      1995     1997++++     1996     1995
Per Share           Net asset value, beginning of period   $  10.86   $   8.92   $   9.82  $  10.71  $   8.84   $  10.00
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net               .01        .13        .04      (.10)     (.06)       .01
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .72       1.97       (.93)      .72      2.04      (1.16)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .73       2.10       (.89)      .62      1.98      (1.15)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.09)      (.10)        --      (.06)     (.05)        --
                      In excess of investment income--net      (.22)        --         --      (.14)       --         --
                      Realized gain on investments--net        (.59)      (.06)        --      (.59)     (.06)        --
                      In excess of realized gain on
                      investments--net                           --         --       (.01)       --        --       (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.90)      (.16)      (.01)     (.79)     (.11)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.69   $  10.86   $   8.92  $  10.54  $  10.71   $   8.84
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        7.53%     23.87%     (9.11%)+++ 6.47%    22.57%    (11.55%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.53%      1.55%      1.62%*    2.58%     2.61%       .83%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net              .13%       .46%      1.06%*   (1.00%)    (.66%)      .10%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  5,508   $  3,083   $  5,992  $111,261  $131,656   $132,296
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       63.17%     60.33%     47.96%    63.17%    60.33%     47.96%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid+++++      $  .0104   $  .0011         --  $  .0104  $  .0011         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                        Class C                      Class D
                    The following per share data and                              For the                       For the
                    ratios have been derived from                                 Period                        Period
                    information provided in the                     For the       Oct. 21,        For the       Aug. 5,
                    financial statements.                         Year Ended     1994++ to      Year Ended     1994++ to
                                                                   June 30,       June 30,       June 30,       June 30,
                    Increase (Decrease) in Net Asset Value: 1997++++     1996      1995     1997++++     1996     1995
Per Share           Net asset value, beginning of period   $  10.71   $   8.84   $   9.80  $  10.83  $   8.91   $  10.00
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net              (.10)      (.05)       .01      (.02)      .02        .08
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .71       2.03       (.96)      .72      2.05      (1.16)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .61       1.98       (.95)      .70      2.07      (1.08)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.06)      (.05)        --      (.08)     (.09)        --
                      In excess of investment income--net      (.15)        --         --      (.20)       --         --
                      Realized gain on investments--net        (.59)      (.06)        --      (.59)     (.06)        --
                      In excess of realized gain on
                      investments--net                           --         --       (.01)       --        --       (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.80)      (.11)      (.01)     (.87)     (.15)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.52   $  10.71   $   8.84  $  10.66  $  10.83   $   8.91
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        6.38%     22.56%     (9.75%)+++ 7.27%    23.50%    (10.85%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.60%      2.63%      2.66%*    1.80%     1.83%      1.77%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net            (1.00%)     (.64%)      .20%*    (.21%)     .10%       .90%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  5,962   $  5,753   $  4,924  $ 19,441  $ 22,593   $ 23,928
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       63.17%     60.33%     47.96%    63.17%    60.33%     47.96%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid+++++      $  .0104   $  .0011         --  $  .0104  $  .0011         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign exchange transactions. Accordingly, current year's permanent book/tax differences of $2,186,866 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended June 30, 1997, MLAM paid MLAM U.K. a fee of $144,451 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account     Distribution
                                       Maintenance Fee     Fee
Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $    4        $   100
Class D                                $1,954        $29,612

For the year ended June 30, 1997, MLPF&S received contingent deferred sales charges of $13,831 and $2,530 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $56,999 in commissions on the execution of portfolio security transactions for the year ended June 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997 were $87,919,940 and $100,594,474, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)
Investments:
  Long-term                      $  4,855,377   $  3,620,207
  Short-term                           29,464             --
  Stock index futures contracts    (1,124,529)        93,150
  Options written                    (137,500)            --
                                 ------------   ------------
Total investments                   3,622,812      3,713,357
                                 ------------   ------------
Currency transactions:
  Options purchased                  (169,509)       (38,740)
  Options written                      13,143             --
  Foreign currency transactions      (274,830)        (6,646)
  Forward foreign exchange
  contracts                         2,061,990         63,990
                                 ------------   ------------
Total currency transactions         1,630,794         18,604
                                 ------------   ------------
Total                            $  5,253,606   $  3,731,961
                                 ============   ============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,076,987, of which $21,147,838 related to appreciated securities and $18,070,851 related to depreciated securities. The aggregate cost of investments, at June 30, 1997 for Federal income tax purposes was $141,198,475.

Transactions in put options written for the year ended June 30, 1997 were as follows:

                                  Nominal Value
                                  Covered by Put   Premiums
                                 Options Written     Paid

Outstanding put options written,
beginning of year                          --             --
Options written                       780,000     $   13,143
Options exercised                    (780,000)       (13,143)
                                   ----------     ----------
Outstanding put options written,
end of year                                --     $       --
                                   ==========     ==========

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $17,802,460 and $33,525,896 for the years ended June 30, 1997 and June 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
June 30, 1997                         Shares        Amount

Shares sold                           640,103   $  6,302,473
Shares issued to shareholders in
reinvestment of dividends and
distributions                          25,500        247,091
                                 ------------   ------------
Total issued                          665,603      6,549,564
Shares redeemed                      (434,307)    (4,334,013)
                                 ------------   ------------
Net increase                          231,296   $  2,215,551
                                 ============   ============

NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                           296,811   $  2,900,817
Shares issued to shareholders in
reinvestment of dividends and
distributions                           3,060         27,820
                                 ------------   ------------
Total issued                          299,871      2,928,637
Shares redeemed                      (687,569)    (6,547,134)
                                 ------------   ------------
Net decrease                         (387,698)  $ (3,618,497)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         2,372,220   $ 24,001,485
Shares issued to shareholders in
reinvestment of dividends and
distributions                         555,932      5,336,945
                                 ------------   ------------
Total issued                        2,928,152     29,338,430
Automatic conversion of shares        (31,361)      (318,122)
Shares redeemed                    (4,628,694)   (46,586,988)
                                 ------------   ------------
Net decrease                       (1,731,903)  $(17,566,680)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         3,191,120   $ 31,771,205
Shares issued to shareholders in
reinvestment of dividends and
distributions                          69,565        627,475
                                 ------------   ------------
Total issued                        3,260,685     32,398,680
Automatic conversion of shares        (38,752)      (370,604)
Shares redeemed                    (5,891,101)   (56,152,670)
                                 ------------   ------------
Net decrease                       (2,669,168)  $(24,124,594)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                           251,158   $  2,498,757
Shares issued to shareholders in
reinvestment of dividends and
distributions                          41,482        397,810
                                 ------------   ------------
Total issued                          292,640      2,896,567
Shares redeemed                      (263,160)    (2,632,858)
                                 ------------   ------------
Net increase                           29,480   $    263,709
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                           368,083   $  3,622,074
Shares issued to shareholders in
reinvestment of dividends and
distributions                           4,696         42,310
                                 ------------   ------------
Total issued                          372,779      3,664,384
Shares redeemed                      (392,451)    (3,747,857)
                                 ------------   ------------
Net decrease                          (19,672)  $    (83,473)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                           599,650   $  6,180,271
Automatic conversion of shares         31,011        318,122
Shares issued to shareholders in
reinvestment of dividends and
distributions                          99,660        963,719
                                 ------------   ------------
Total issued                          730,321      7,462,112
Shares redeemed                      (992,678)   (10,177,152)
                                 ------------   ------------
Net decrease                         (262,357)  $ (2,715,040)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         1,341,253   $ 13,808,237
Automatic conversion of shares         38,393        370,604
Shares issued to shareholders in
reinvestment of dividends and
distributions                          17,279        156,896
                                 ------------   ------------
Total issued                        1,396,925     14,335,737
Shares redeemed                    (1,996,494)   (20,035,069)
                                 ------------   ------------
Net decrease                         (599,569)  $ (5,699,332)
                                 ============   ============


5. Commitments:
At June 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,416,000 and $3,135,000, respectively.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Investment Objective and Policies......   2
  Other Investment Policies and
     Practices.........................   4
  Investment Restrictions..............   6
Management of the Fund.................   9
  Compensation of Directors............  10
  Management and Advisory
     Arrangements......................  11
Purchase of Shares.....................  13
  Initial Sales Charge Alternatives --
     Class A and Class D Shares........  13
  Reduced Initial Sales Charges --
     Class A and Class D Shares........  15
  Distribution Plans...................  17
  Limitations on the Payment of
     Deferred Sales Charges............  18
Redemption of Shares...................  19
  Deferred Sales Charges -- Class B and
     Class C Shares....................  20
Portfolio Transactions and Brokerage...  20
Determination of Net Asset Value.......  22
Shareholder Services...................  23
  Investment Account...................  23
  Automatic Investment Plans...........  24
  Automatic Reinvestment of Dividends
     and Capital Gains Distributions...  24
  Systematic Withdrawal Plans..........  24
  Exchange Privilege...................  25
Dividends, Distributions and Taxes.....  27
  Tax Treatment of Options, Futures and
     Forward Foreign Exchange
     Transactions......................  30
  Special Rules for Certain Foreign
     Currency Transactions.............  31
Performance Data.......................  32
General Information....................  34
  Description of Shares................  34
  Computation of Offering Price Per
     Share.............................  35
  Independent Auditors.................  35
  Custodian............................  35
  Transfer Agent.......................  35
  Legal Counsel........................  35
  Reports to Shareholders..............  36
  Additional Information...............  36
  Security Ownership of Certain
     Beneficial Owners.................  36
Appendix...............................  37
Independent Auditors' Report...........  45
Financial Statements...................  46
Code # 18186-0997


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          GLOBAL SMALLCAP
          FUND, INC.

          STATEMENT OF
          ADDITIONAL
          INFORMATION

          September 26, 1997

          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

                                                                [MLYNCH COMPASS]

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMDATE                                  OR IMAGE IN TEST
----------------------                              -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                   back cover of Statement of
logo including stylized market                  Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS

     Contained in Part A:


          Financial Highlights for each of the years in the two-year period ended June 30, 1997 and for the period August 5, 1994 (commencement of operations) to June 30, 1995.


     Contained in Part B:


          Schedule of Investments as of June 30, 1997.



          Statement of Assets and Liabilities as of June 30, 1997.



          Statement of Operations for the year ended June 30, 1997.



          Statements of Changes in Net Assets for each of the years in the two-year period ended June 30, 1997.



          Financial Highlights for each of the years in the two-year period ended June 30, 1997 and for the period August 5, 1994 (commencement of operations) to June 30, 1995.


(b) EXHIBITS


   EXHIBIT
    NUMBER                                        DESCRIPTION
-------------- ---------------------------------------------------------------------------------
 1 (a)    --   Articles of Incorporation of the Registrant, dated April 8, 1994.(a)
   (b)    --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated
               May 18, 1994.(b)
   (c)    --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated
               July 26, 1994.(c)
   (d)    --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated
               August 3, 1994.(d)
   (e)    --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated
               October 17, 1994.(d)
   (f)    --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated
               October 17, 1994.(d)
 2        --   By-Laws of the Registrant.(a)
 3        --   None.
 4        --   Portions of the Articles of Incorporation and the By-Laws of the Registrant
               defining the rights of shareholders.(e)
 5 (a)    --   Form of Management Agreement between the Registrant and Merrill Lynch Asset
               Management, L.P.(b)
   (b)    --   Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and
               Merrill Lynch Asset Management U.K. Limited.(b)
 6 (a)    --   Form of Class A Shares Distribution Agreement between the Registrant and Merrill
               Lynch Funds Distributor, Inc.(f)
   (b)    --   Form of Class B Shares Distribution Agreement between the Registrant and Merrill
               Lynch Funds Distributor, Inc.(b)
   (c)    --   Form of Class C Shares Distribution Agreement between the Registrant and Merrill
               Lynch Funds Distributor, Inc.(f)
   (d)    --   Form of Class D Shares Distribution Agreement between the Registrant and Merrill
               Lynch Funds Distributor, Inc.(f)
 7        --   None.
 8        --   Form of Custody Agreement between the Registrant and Brown Brothers Harriman &
               Co.(b)

   EXHIBIT
    NUMBER                                        DESCRIPTION
-------------- ---------------------------------------------------------------------------------
 9 (a)    --   Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
               Agency Agreement between the Registrant and Merrill Lynch Financial Data
               Services, Inc.(b)
   (b)    --   Form of License Agreement relating to the use of name between the Registrant and
               Merrill Lynch & Co., Inc.(b)
10        --   Opinion of Brown & Wood LLP, counsel for the Registrant.
11        --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12        --   None.
13        --   Certificate of Merrill Lynch Asset Management, L.P.(b)
14        --   None.
15 (a)    --   Form of Class B Distribution Plan and Class B Distribution Plan Sub-Agreement of
               the Registrant.(b)
   (b)    --   Form of Class C Distribution Plan and Class C Distribution Plan Sub-Agreement of
               the Registrant.(f)
   (c)    --   Form of Class D Distribution Plan and Class D Distribution Plan Sub-Agreement of
               the Registrant.(f)
16 (a)    --   Schedule of computation of each performance quotation provided in the
               Registration Statement in response to Item 22 relating to Class A shares.(d)
   (b)    --   Schedule of computation of each performance quotation provided in the
               Registration Statement in response to Item 22 relating to Class B shares.(d)
   (c)    --   Schedule of computation of each performance quotation provided in the
               Registration Statement in response to Item 22 relating to Class C shares.(d)
          --   Schedule of computation of each performance quotation provided in the
               Registration Statement in response to Item 22 relating to Class D shares
               (formerly designated Class A shares).(d)
17 (a)    --   Financial Data Schedule for Class A shares.
   (b)    --   Financial Data Schedule for Class B shares.
   (c)    --   Financial Data Schedule for Class C shares.
   (d)    --   Financial Data Schedule for Class D shares.
18        --   Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(g)


---------------


(a) Filed on April 29, 1994 as an Exhibit to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-53399) (the "Registration Statement").


(b) Filed on June 23, 1994 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(c) Filed on July 28, 1994 as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement.

(d) Filed on October 25, 1995 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.

(e) Reference is made to Article IV, Article V (Sections 3, 5, 6 and 7), Articles VI, VII and IX of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), (b), (c), (d), (e) and (f) to the Registration Statement and to Article II, Article III (Sections 1, 3, 5 and 6) and Articles VI, VII, XIII and XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.

(f) Filed on October 19, 1994 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                                                   NUMBER OF
                                                                                   HOLDERS AT
                                TITLE OF CLASS                                  AUGUST 31, 1997*
------------------------------------------------------------------------------  ----------------
Class A Shares of Common Stock, par value $0.10 per share.....................        1,181
Class B Shares of Common Stock, par value $0.10 per share.....................       12,558
Class C Shares of Common Stock, par value $0.10 per share.....................          918
Class D Shares of Common Stock, par value $0.10 per share.....................        2,005


---------------


* Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 27. INDEMNIFICATION

     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.


     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assumes that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance and (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.


     In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., and Merrill Lynch Variable Series Funds, Inc.; and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM) and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.



     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New

York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1995, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                     POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
             NAME                       THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
-------------------------------  -------------------------  -----------------------------------
ML & Co. ......................  Limited Partner            Financial Services Holding Company;
                                                              Limited Partner of FAM
Princeton Services.............  General Partner            General Partner of FAM
Arthur Zeikel..................  President                  President of FAM; President and
                                                              Director of Princeton Services;
                                                              Director of MLFD; Executive Vice
                                                              President of ML & Co.
Terry K. Glenn.................  Executive Vice President   Executive Vice President of FAM;
                                                              Executive Vice President and
                                                              Director of Princeton Services;
                                                              President and Director of MLFD;
                                                              Director of MLFDS; President of
                                                              Princeton Administrators, L.P.
Vincent R. Giordano............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Elizabeth Griffin..............  Senior Vice President      Senior Vice President of FAM
Norman R. Harvey...............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Michael J. Hennewinkel.........  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Philip L. Kirstein.............  Senior Vice President,     Senior Vice President, General
                                   General Counsel and      Counsel and Secretary of FAM;
                                   Secretary                  Senior Vice President, General
                                                              Counsel, Director and Secretary
                                                              of Princeton Services; Director
                                                              of MLFD
Ronald M. Kloss................  Senior Vice President and  Senior Vice President and
                                   Controller               Controller of FAM; Senior Vice
                                                              President and Controller of
                                                              Princeton Services
Stephen M.M. Miller............  Senior Vice President      Executive Vice President of
                                                            Princeton Administrators, L.P.;
                                                              Senior Vice President of
                                                              Princeton Services
Joseph T. Monagle, Jr..........  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Michael L. Quinn...............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services; Managing Director and
                                                              First Vice President of Merrill
                                                              Lynch from 1989 to 1995

                                     POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
             NAME                       THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
-------------------------------  -------------------------  -----------------------------------
Gerald M. Richard..............  Senior Vice President and  Senior Vice President and Treasurer
                                   Treasurer                of FAM; Senior Vice President and
                                                              Treasurer of Princeton Services;
                                                              Vice President and Treasurer of
                                                              MLFD
Ronald L. Welburn..............  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services
Anthony Wiseman................  Senior Vice President      Senior Vice President of FAM;
                                                            Senior Vice President of Princeton
                                                              Services


     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                             POSITION WITH               OTHER SUBSTANTIAL BUSINESS,
         NAME                  MLAM U.K.              PROFESSION, VOCATION OR EMPLOYMENT
-----------------------  ----------------------  --------------------------------------------
Arthur Zeikel..........  Director and Chairman   President of the Manager and FAM; President
                                                 and Director of Princeton Services, Director
                                                   of MLFD; Executive Vice President of
                                                   ML&Co.
Alan J. Albert.........  Senior Managing         Vice President of the Manager
                           Director
Nicholas C.D. Hall.....  Director                Director of Merrill Lynch Europe PLC;
                                                 General Counsel of Merrill Lynch
                                                   International Private Banking Group
Gerald M. Richard......  Senior Vice President   Senior Vice President and Treasurer of the
                                                   Manager and FAM; Senior Vice President and
                                                   Treasurer of Princeton Services; Vice
                                                   President and Treasurer of MLFD

                             POSITION WITH               OTHER SUBSTANTIAL BUSINESS,
         NAME                  MLAM U.K.              PROFESSION, VOCATION OR EMPLOYMENT
-----------------------  ----------------------  --------------------------------------------
Carol Ann Langham......  Company Secretary                           None
Debra Anne Searle......  Assistant Company                           None
                           Secretary


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.


     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, Boston, Massachusetts 02111-2665.



                                                       (2)                            (3)
                  (1)                       POSITION(S) AND OFFICE(S)      POSITION(S) AND OFFICE(S)
                  NAME                              WITH MLFD                 WITH THE REGISTRANT
----------------------------------------  -----------------------------    -------------------------
Terry K. Glenn..........................  President and Director           Executive Vice President
Arthur Zeikel...........................  Director                         President and Director
Philip L. Kirstein......................  Director                         None
William E. Aldrich......................  Senior Vice President            None
Robert W. Crook.........................  Senior Vice President            None
Michael J. Brady........................  Vice President                   None
William M. Breen........................  Vice President                   None
Michael G. Clark........................  Vice President                   None
James T. Fatseas........................  Vice President                   None
Debra W. Landsman-Yaros.................  Vice President                   None
Michelle T. Lau.........................  Vice President                   None
Gerald M. Richard.......................  Vice President and Treasurer     Treasurer
Salvatore Venezia.......................  Vice President                   None
William Wasel...........................  Vice President                   None
Robert Harris...........................  Secretary                        None


  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Merrill Lynch Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.


     (c) Registrant undertakes to furnish each person to whom a prospectus was delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey, on the 25th day of September 1997.


                                         MERRILL LYNCH GLOBAL SMALLCAP FUND,
                                         INC.
                                                      (Registrant)


                                          By:       /s/ ARTHUR ZEIKEL


                                            ------------------------------------

                                                 (ARTHUR ZEIKEL, PRESIDENT)



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



               SIGNATURE                               TITLE                      DATE(S)
----------------------------------------    ----------------------------    -------------------

             ARTHUR ZEIKEL*                 President (Principal
----------------------------------------      Executive Officer) and
            (ARTHUR ZEIKEL)                   Director

           GERALD M. RICHARD*               Treasurer (Principal
----------------------------------------      Financial and Accounting
          (GERALD M. RICHARD)                 Officer)

             DONALD CECIL*                  Director
----------------------------------------
             (DONALD CECIL)

            EDWARD H. MEYER*                Director
----------------------------------------
           (EDWARD H. MEYER)

           CHARLES C. REILLY*               Director
----------------------------------------
          (CHARLES C. REILLY)

            RICHARD R. WEST*                Director
----------------------------------------
           (RICHARD R. WEST)

           EDWARD D. ZINBARG*               Director
----------------------------------------
          (EDWARD D. ZINBARG)

         *By: /s/ ARTHUR ZEIKEL                                             September 25, 1997
----------------------------------------
   (ARTHUR ZEIKEL, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER
------
10               -- Opinion of Brown & Wood LLP, counsel for the Registrant.
11               -- Consent of Deloitte & Touche LLP, independent auditors for the
                    Registrant.
17(a)            -- Financial Data Schedule for Class A shares.
17(b)            -- Financial Data Schedule for Class B shares.
17(c)            -- Financial Data Schedule for Class C shares.
17(d)            -- Financial Data Schedule for Class D shares.